As filed with the Securities and Exchange Commission on February 17, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
 (Address of Principal Executive Offices - Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Advisers Management Trust
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.
(a) Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust
International Equity Portfolio
I Class Shares
S Class Shares

Annual Report
December 31, 2022
F0509 02/23

International Equity Portfolio Commentary (Unaudited)
The Neuberger Berman Advisers Management Trust International Equity Portfolio (the Fund) Class S posted a total return of -22.69% for the year ended December 31, 2022 (the reporting period), trailing the -14.45% total return of its benchmark, the MSCI EAFE® Index (Net) (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
International developed markets, as measured by the Index, rallied in the fourth quarter, ending an otherwise discouraging year on a positive note. With the fourth quarter’s 17% rebound, the Index outperformed both U.S. and emerging markets equities (as measured by the S&P 500® and MSCI Emerging Markets Indexes, respectively) for the reporting period, though each index lost value overall.
Inflation was the most significant factor impacting performance. Inflation surged on supply chain disruptions, pent-up consumer demand, and rising energy costs—results of the pandemic and war in Ukraine. Interest rate hikes aimed at fighting inflation were also disruptive, heightening fears of global recession. By the fourth quarter, however, inflation appeared to have peaked, and sentiment turned positive.
Within the Index, the Energy sector outperformed, benefiting from supply/demand imbalances. All other sectors lost value, with Financials and Materials declining least, and Information Technology (IT), Consumer Discretionary and Real Estate losing the most. By country, Portugal was slightly positive, and Hong Kong, Denmark and the UK declined the least. Sweden, the Netherlands and Israel lost the most value.
Stock selection detracted from relative performance during the reporting period. Value investing significantly outperformed growth, meaning the types of companies that meet our Quality-at-a-Reasonable-Price parameters were out of favor. Materials—where we had no direct exposure to the Metals & Mining industry—and Consumer Discretionary and Health Care holdings detracted most. By country, UK-based, Japanese and French names lagged.
Techtronic, the Hong Kong-listed power tool manufacturer, was a key detractor, falling on concerns that rising interest rates would slow U.S. housing demand and retail/DIY spending. Japan’s Sony declined on concerns that inflation would dampen consumer spending. We remain positive on both names.
Our IT and Communications Services holdings outperformed, and stock selection within Energy was beneficial. By country, U.S.-listed foreign multinationals and Swedish and Swiss names added relative value. Schlumberger, the multinational oil-services name, was our top contributor, followed by France’s TotalEnergies.
While global equity markets, as measured by the MSCI All Country World Index (Net), suffered their worst year since 2008, the Index finished the year ahead of the S&P 500 Index for only the second time in a decade, despite the strength of the U.S. dollar (rising almost 8%), the war in Ukraine, and the related European energy crisis.
Earnings in Europe and Japan remained resilient, and surpassed U.S. earnings regardless of these headwinds. Additionally, the era of low rates and low inflation that buoyed the growth-dominated U.S. markets appears to be over, ushering in a possible return to the "old normal" of higher rates and inflation.
In such an environment, we believe shorter duration, real economy stocks could be better positioned, because they should benefit from higher nominal growth, plus investors tend to prefer their predictable, near-term cash flows during periods of high or rising rates. Given international markets have greater exposure to these stocks, it is our view that 2022 may portend the beginning of a longer period of outperformance for international markets versus domestic markets, more akin to the 2002-07 and 1983-88 cycles, than brief periods such as 2017.
Broad optimism about international equities may not necessarily translate into attractive absolute returns in the short term, however. We believe that the fourth quarter’s strong rally could mean tougher quarters ahead, particularly if earnings begin to falter, as they could in some areas.
1

While we agree a peak in the rate hiking cycle should benefit equities in the longer term, in the short-term, our view is that falling inflation may not be positive for earnings, as the strong revenue growth in recent quarters has been more a function of price increases than rising volumes.
Given our outlook, the Fund remains focused around quality businesses with resilient earnings streams while we target new ideas that we believe may benefit in a higher rate, higher inflation, higher capital investment regime.
Sincerely,
Elias Cohen and Thomas Hogan
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
2

International Equity Portfolio (Unaudited)

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 12/31/2022
		1 Year	5 Years	10 Years	Life of Fund
Class I1	01/30/2018	-22.32%	1.41%	4.44%	4.32%
Class S	04/29/2005	-22.69%	0.90%	4.18%	4.17%
MSCI EAFE® Index (Net)[2,3]		-14.45%	1.54%	4.67%	4.41%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.45% and 1.78% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.02% and 1.54% after expense reimbursements and/or fee waivers for Class I and Class S shares, respectively. The expense ratios for the annual period ended December 31, 2022 can be found in the Financial Highlights section of this report.
3

International Equity Portfolio (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on Class S shares only; the performance of the Fund’s share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.
Please see Endnotes for additional information.
4

Endnotes (Unaudited)

1	Performance shown prior to January 30, 2018, for Class I shares is that of Class S shares, which has higher expenses and correspondingly lower returns than Class I shares.
2	The date used to calculate Life of Fund performance for the index is April 29, 2005, the inception date of Class S shares, the Fund’s oldest share class.
3
The MSCI EAFE® Index (Net) (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy,
Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the
United Kingdom. Net total return indices reinvest dividends after the deduction of withholding taxes, using
(for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks (except the withholding taxes noted above), and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).
Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.
The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.
© 2023 Neuberger Berman BD LLC, distributor. All rights reserved.
5

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2022 and held for the entire period. The table illustrates the Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expense Example (Unaudited)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL EQUITY PORTFOLIO
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period	Expense
Actual	7/1/22	12/31/22	7/1/22 – 12/31/22	Ratio
Class I	$1,000.00	$1,044.80	$5.15(a)	1.00%
Class S	$1,000.00	$1,042.40	$7.72(a)	1.50%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.16	$5.09(b)	1.00%
Class S	$1,000.00	$1,017.64	$7.63(b)	1.50%

(a)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period
(assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

6

Legend December 31, 2022 (Unaudited)
International Equity Portfolio
Counterparties:
SSB	= State Street Bank and Trust Company
Other Abbreviations:
ADR	= American Depositary Receipt
7

Schedule of Investments International Equity Portfolio^
December 31, 2022

Number of Shares		Value
Common Stocks 97.3%
Austria 1.4%
8,338	BAWAG Group AG	$444,334*(a)
Belgium 0.8%
8,907	Azelis Group NV	252,305
Canada 3.3%
16,993	Cenovus Energy, Inc.	329,834(b)
13,122	MEG Energy Corp.	182,681*(b)
16,860	Softchoice Corp.	227,373(b)
4,680	Toronto-Dominion Bank	303,025
		1,042,913
China 0.7%
18,700	Shenzhou International Group Holdings Ltd.	210,348
Finland 1.2%
34,438	Nordea Bank Abp	368,898
France 8.5%
2,807	Air Liquide SA	398,412
17,827	Bureau Veritas SA	469,813
14,317	Exclusive Networks SA	277,087(b)
450	Kering SA	229,017
2,382	Pernod-Ricard SA	468,593
1,360	Teleperformance	325,129
8,949	TotalEnergies SE	561,757(b)
		2,729,808
Germany 9.1%
1,825	adidas AG	247,336
3,655	Beiersdorf AG	417,663
6,501	Brenntag SE	414,600
2,504	Deutsche Boerse AG	431,164
5,983	HelloFresh SE	130,578*
10,867	QIAGEN NV	541,937*
3,789	SAP SE ADR	390,987
4,820	Stabilus SE	322,939
		2,897,204
Hong Kong 4.3%
43,800	AIA Group Ltd.	487,075
31,471	Prudential PLC	429,116
40,800	Techtronic Industries Co. Ltd.	455,282
		1,371,473
Ireland 4.9%
41,738	Bank of Ireland Group PLC	397,734
9,545	CRH PLC	379,841
4,551	Kerry Group PLC Class A	411,093
10,432	Smurfit Kappa Group PLC	386,613
		1,575,281
Number of Shares		Value
Italy 1.0%
38,926	Nexi SpA	$307,279*(a)
Japan 15.0%
1,600	Disco Corp.	460,226
3,400	Fujitsu Ltd.	456,347
6,100	Hitachi Ltd.	310,996
10,700	Koito Manufacturing Co. Ltd.	162,000
20,500	Olympus Corp.	367,388
10,000	Otsuka Corp.	316,596(b)
25,800	SCSK Corp.	393,369
800	SMC Corp.	338,799
9,000	Sony Group Corp.	688,167
22,100	TechnoPro Holdings, Inc.	593,588
12,400	Terumo Corp.	353,935
1,200	Tokyo Electron Ltd.	355,501
		4,796,912
Netherlands 6.6%
403	ASML Holding NV	219,736
6,534	Heineken NV	615,452
2,585	Koninklijke DSM NV	317,424
19,946	Shell PLC	562,294
16,844	Universal Music Group NV	407,333
		2,122,239
Singapore 1.6%
20,443	DBS Group Holdings Ltd.	517,714
Spain 0.5%
26,422	Bankinter SA	177,015(b)
Sweden 0.7%
2,777	Autoliv, Inc.	212,663
Switzerland 10.1%
6,128	Julius Baer Group Ltd.	356,656
422	Lonza Group AG	207,149
11,444	Novartis AG	1,035,653
3,029	Roche Holding AG	951,825
15,286	SIG Group AG	334,017*
18,576	UBS Group AG	345,258
		3,230,558
United Kingdom 19.0%
4,614	AstraZeneca PLC	624,363
38,614	BAE Systems PLC	398,821
15,377	Bunzl PLC	511,595
21,105	Compass Group PLC	487,357
6,014	DCC PLC	295,720
8,707	Diageo PLC	381,122
13,430	Experian PLC	454,852
2,431	Fevertree Drinks PLC	30,236
717,256	Lloyds Banking Group PLC	391,416
See Notes to Financial Statements
8

Schedule of Investments International Equity Portfolio^  (cont’d)
Number of Shares		Value
United Kingdom – cont'd
7,134	London Stock Exchange Group PLC	$ 612,962
149,868	Petershill Partners PLC	306,638(a)
24,707	RELX PLC	683,100
11,727	Savills PLC	116,799
27,965	Smith & Nephew PLC	373,467
1,525	Travis Perkins PLC	16,304
7,812	Unilever PLC	391,981
		6,076,733
United States 8.6%
2,215	Aon PLC Class A	664,810
2,086	ICON PLC	405,206*
5,470	Nestle SA	631,836
11,422	Schlumberger Ltd.	610,620
2,990	Schneider Electric SE	419,899
		2,732,371
Total Common Stocks (Cost $33,111,814)		31,066,048
Number of Shares		Value

Short-Term Investments 7.2%
Investment Companies 7.2%
728,367	State Street Institutional Treasury Money Market Fund Premier Class, 3.79%(c)	$ 728,367
1,570,172	State Street Navigator Securities Lending Government Money Market Portfolio, 4.33%(c)	1,570,172(d)
Total Short-Term Investments (Cost $2,298,539)		2,298,539
Total Investments 104.5% (Cost $35,410,353)		33,364,587
Liabilities Less Other Assets (4.5)%		(1,422,980)
Net Assets 100.0%		$31,941,607

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at December 31, 2022 amounted to $1,058,251, which represents 3.3% of net assets of the
Fund.

(b)
All or a portion of this security is on loan at December 31, 2022. Total value of all such securities at
December 31, 2022 amounted to $1,818,891, collateralized by cash collateral of $1,570,172 and non-cash
(U.S. Treasury Securities) collateral of $323,807 for the Fund  (see Note A of the Notes to Financial
Statements).

(c)	Represents 7-day effective yield as of December 31, 2022.
(d)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements
9

Schedule of Investments International Equity Portfolio^  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Pharmaceuticals	$2,611,841	8.2%
Banks	2,600,136	8.1%
Professional Services	2,526,482	7.9%
Capital Markets	2,052,678	6.4%
IT Services	1,750,678	5.5%
Oil, Gas & Consumable Fuels	1,636,566	5.1%
Insurance	1,581,001	5.0%
Beverages	1,495,403	4.7%
Trading Companies & Distributors	1,194,804	3.7%
Life Sciences Tools & Services	1,154,292	3.6%
Machinery	1,117,020	3.5%
Health Care Equipment & Supplies	1,094,790	3.4%
Food Products	1,042,929	3.3%
Semiconductors & Semiconductor Equipment	1,035,463	3.2%
Personal Products	809,644	2.5%
Containers & Packaging	720,630	2.3%
Chemicals	715,836	2.2%
Household Durables	688,167	2.2%
Textiles, Apparel & Luxury Goods	686,701	2.2%
Energy Equipment & Services	610,620	1.9%
Industrial Conglomerates	606,716	1.9%
Hotels, Restaurants & Leisure	487,357	1.5%
Electrical Equipment	419,899	1.3%
Entertainment	407,333	1.3%
Aerospace & Defense	398,821	1.3%
Software	390,987	1.2%
Construction Materials	379,841	1.2%
Auto Components	374,663	1.2%
Electronic Equipment, Instruments & Components	227,373	0.7%
Food & Staples Retailing	130,578	0.4%
Real Estate Management & Development	116,799	0.4%
Short-Term Investments and Other Liabilities—Net	875,559	2.7%
	$31,941,607	100.0%
See Notes to Financial Statements
10

Schedule of Investments International Equity Portfolio^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of December 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Austria	$—	$444,334	$—	$444,334
Belgium	—	252,305	—	252,305
Finland	—	368,898	—	368,898
France	277,087	2,452,721	—	2,729,808
Germany	932,924	1,964,280	—	2,897,204
Hong Kong	942,357	429,116	—	1,371,473
Ireland	—	1,575,281	—	1,575,281
Italy	—	307,279	—	307,279
Netherlands	—	2,122,239	—	2,122,239
Spain	—	177,015	—	177,015
Switzerland	—	3,230,558	—	3,230,558
United Kingdom	—	6,076,733	—	6,076,733
United States	1,680,636	1,051,735	—	2,732,371
Other Common Stocks#	6,780,550	—	—	6,780,550
Total Common Stocks	10,613,554	20,452,494	—	31,066,048
Short-Term Investments	—	2,298,539	—	2,298,539
Total Investments	$10,613,554	$22,751,033	$—	$33,364,587

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements
11

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
International Equity Portfolio
December 31, 2022
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$33,364,587
Cash	1,091
Foreign currency(b)	108,056
Dividends and interest receivable	182,157
Receivable for securities sold	40,943
Receivable from Management—net (Note B)	8,237
Receivable for securities lending income (Note A)	2,602
Prepaid expenses and other assets	338
Total Assets	33,708,011
Liabilities
Payable to investment manager (Note B)	22,530
Payable for securities purchased	90,834
Payable for Fund shares redeemed	12,533
Payable for cash collateral on loaned securities (Note A)	1,570,172
Other accrued expenses and payables	70,335
Total Liabilities	1,766,404
Net Assets	$31,941,607
Net Assets consist of:
Paid-in capital	$33,946,173
Total distributable earnings/(losses)	(2,004,566)
Net Assets	$31,941,607
Net Assets
Class I	$23,504,857
Class S	8,436,750
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	3,736,605
Class S	1,327,903
Net Asset Value, offering and redemption price per share
Class I	$6.29
Class S	6.35
†Securities on loan, at value:
Unaffiliated issuers	$1,818,891
*Cost of Investments:
(a) Unaffiliated issuers	$35,410,353
(b) Total cost of foreign currency	$107,807

See Notes to Financial Statements
12

Statement of Operations
Neuberger Berman Advisers Management Trust
International Equity Portfolio
For the Fiscal Year Ended December 31, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$754,849
Interest and other income—unaffiliated issuers	17,971
Income from securities loaned—net	32,230
Foreign taxes withheld	(57,551)
Total income	$747,499
Expenses:
Investment management fees (Note B)	298,165
Administration fees (Note B):
Class I	66,762
Class S	38,473
Distribution fees (Note B):
Class S	32,061
Shareholder servicing agent fees:
Class I	242
Class S	1,516
Audit fees	43,469
Custodian and accounting fees	76,881
Insurance	1,340
Legal fees	8,582
Shareholder reports	23,941
Trustees' fees and expenses	42,717
Interest	1,032
Miscellaneous and other fees (Note A)	21,305
Total expenses	656,486
Expenses reimbursed by Management (Note B)	(239,720)
Total net expenses	416,766
Net investment income/(loss)	$330,733
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(14,895)
Settlement of foreign currency transactions	(130,489)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(9,849,596)
Foreign currency translations	(6,814)
Net gain/(loss) on investments	(10,001,794)
Net increase/(decrease) in net assets resulting from operations	$(9,671,061)
See Notes to Financial Statements
13

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	INTERNATIONAL EQUITY PORTFOLIO
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2022	December 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$330,733	$705,799
Net realized gain/(loss) on investments	(145,384)	27,412,141
Change in net unrealized appreciation/(depreciation) of investments	(9,856,410)	(15,240,312)
Net increase/(decrease) in net assets resulting from operations	(9,671,061)	12,877,628
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(9,756,144)	(877,303)
Class S	(5,461,480)	(302,554)
Total distributions to shareholders	(15,217,624)	(1,179,857)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	8,382,066	13,372
Class S	555,003	966,639
Proceeds from reinvestment of dividends and distributions:
Class I	9,756,144	877,303
Class S	5,461,479	302,554
Payments for shares redeemed:
Class I	(2,241,864)	(58,756,682)
Class S	(5,368,366)	(2,349,787)
Net increase/(decrease) from Fund share transactions	16,544,462	(58,946,601)
Net Increase/(Decrease) in Net Assets	(8,344,223)	(47,248,830)
Net Assets:
Beginning of year	40,285,830	87,534,660
End of year	$31,941,607	$40,285,830
See Notes to Financial Statements
14

Notes to Financial Statements International Equity Portfolio
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended.Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers Class I and Class S shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that
15

case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
3
Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.
4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including
16

accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2022, was $18,224.
5
Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2022, the Fund did not have any unrecognized tax positions.
For federal income tax purposes, the estimated cost of investments held at December 31, 2022 was $35,566,442. The estimated gross unrealized appreciation was $1,665,325 and estimated gross unrealized depreciation was $3,866,510 resulting in net unrealized depreciation in value of investments of $(2,201,185) based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2022, the Fund recorded the following permanent reclassification primarily related to deemed distributions on shareholder redemptions:
Paid-in Capital	Total Distributable Earnings/(Losses)
$42,139	$(42,139)
The tax character of distributions paid during the years ended December 31, 2022, and December 31, 2021, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$2,306,140	$353,049	$12,911,484	$826,808	$15,217,624	$1,179,857
17

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$199,961	$—	$(2,204,527)	$—	$—	$(2,004,566)
The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.
6
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. When the ECJ tax reclaim is “more likely than not” to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Statement of Assets and Liabilities. The Fund has determined that certain ECJ tax reclaims in Sweden are “more likely than not” to be sustained after examination by tax authorities. The income recognized from these ECJ tax reclaims is reflected as “Interest and other income—unaffiliated issuers” in the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected as “Miscellaneous and other fees” in the Statement of Operations.
7
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.
8
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
9
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
10
Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and
18

voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
11
Securities lending: The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included on the Statement of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
As of December 31, 2022, the Fund had outstanding loans of securities to certain approved brokers, with a value of $1,818,891, for which it received collateral as follows:
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,893,979	$—	$—	$—	$1,893,979
Total Borrowings	$1,893,979	$—	$—	$—	$1,893,979
12
Offsetting Assets and Liabilities: The Fund is required to disclose both gross and net information for assets and liabilities related to over-the-counter derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions, if any, that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s securities lending assets at fair value are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund’s securities lending assets by counterparty and net of the related collateral received by the Fund for assets as of December 31, 2022.
Description	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Securities lending	$1,818,891	$—

19

Gross Amounts Not Offset in the Statement of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statement of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statement of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
SSB	$1,818,891	$—	$(1,818,891)	$—	$—	$—	$—	$—
Total	$1,818,891	$—	$(1,818,891)	$—	$—	$—	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of December 31, 2022, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of December 31, 2022.

13
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
14
Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.85% of the first $250 million of the Fund’s average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the year ended December 31, 2022, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund’s average daily net assets.
The Fund retains NBIA as its administrator under an Administration Agreement. Each class pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Fund’s Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) (“annual operating expenses”); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
20

During the year ended December 31, 2022, there was no repayment to NBIA under these agreements.
At December 31, 2022, the Fund's contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended December 31,
			2020	2021	2022
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025
Class I	1.00%	12/31/25	$269,970	$272,896	$171,807
Class S	1.50%	12/31/25	28,846	41,309	67,913

(a)	Expense limitation per annum of the respective class’s average daily net assets.
Neuberger Berman BD LLC (the "Distributor") is the Fund’s "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund’s Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund’s Class I shares.
The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S’s average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.
Note C—Securities Transactions:
During the year ended December 31, 2022, there were purchase and sale transactions of long-term securities of $22,721,556 and $21,829,171, respectively.
During the year ended December 31, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended December 31, 2022, and December 31, 2021, was as follows:
	For the Year Ended December 31, 2022				For the Year Ended December 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	738,186	1,783,573	(207,522)	2,314,237	891	54,155	(3,494,852)	(3,439,806)
Class S	46,115	987,609	(747,287)	286,437	61,980	18,607	(147,806)	(67,219)
21

Other: At December 31, 2022, affiliated persons, as defined in the 1940 Act, owned 0.03% of the Fund’s outstanding shares.
Note E—Line of Credit:
At December 31, 2022, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the daily simple SOFR rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2022. During the year ended December 31, 2022, the Fund did not utilize the Credit Facility.
Note F—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note G—Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.
Russia's Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
22

Financial Highlights
International Equity Portfolio
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.
Class I
	Year Ended December 31,				Period from January 30, 2018[a] to December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$16.34	$14.65	$13.77	$11.30	$14.42
Income From Investment Operations:
Net Investment Income/(Loss)[b]	0.12	0.16	0.07	0.13	0.13
Net Gains or Losses on Securities (both realized and unrealized)	(4.60)	1.89	1.65	3.01	(3.18)
Total From Investment Operations	(4.48)	2.05	1.72	3.14	(3.05)
Less Distributions From:
Net Investment Income	(0.29)	(0.12)	(0.14)	(0.12)	(0.07)
Net Realized Capital Gains	(5.28)	(0.24)	(0.70)	(0.55)	—
Total Distributions	(5.57)	(0.36)	(0.84)	(0.67)	(0.07)
Voluntary Contribution from Management	—	—	0.01	—	—
Net Asset Value, End of Year	$6.29	$16.34	$14.65	$13.77	$11.30
Total Return[c]	(22.32)%[d]	14.03%[d]	13.14%[d,e]	28.35%[d]	(21.20)%[f]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$23.5	$23.2	$71.2	$65.9	$53.6
Ratio of Gross Expenses to Average Net Assets[g]	1.78%	1.45%	1.45%	1.47%	1.49%[h]
Ratio of Net Expenses to Average Net Assets	1.01%	1.02%	1.00%	1.00%	1.01%[h]
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.12%	0.99%	0.56%	1.00%	1.12%[h]
Portfolio Turnover Rate	64%	31%	31%	26%	31%[f],i
See Notes to Financial Highlights
23

Financial Highlights  (cont’d)

Class S
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$16.37	$14.70	$13.81	$11.30	$13.63
Income (Loss) From Investment Operations:
Net Investment Income/(Loss)[b]	0.07	0.08	0.01	0.06	0.02
Net Gains or Losses on Securities (both realized and unrealized)	(4.60)	1.88	1.65	3.02	(2.33)
Total From Investment Operations	(4.53)	1.96	1.66	3.08	(2.31)
Less Distributions From:
Net Investment Income	(0.21)	(0.05)	(0.07)	(0.02)	(0.02)
Net Realized Capital Gains	(5.28)	(0.24)	(0.70)	(0.55)	—
Total Distributions	(5.49)	(0.29)	(0.77)	(0.57)	(0.02)
Voluntary Contribution from Management	—	—	0.01	—	—
Net Asset Value, End of Year	$6.35	$16.37	$14.70	$13.81	$11.30
Total Return[c]	(22.69)%[d]	13.35%[d]	12.57%[d,e]	27.69%[d]	(16.95)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$8.4	$17.1	$16.3	$16.5	$15.2
Ratio of Gross Expenses to Average Net Assets[g]	2.04%	1.78%	1.70%	1.72%	1.73%
Ratio of Net Expenses to Average Net Assets	1.51%	1.54%	1.50%	1.50%	1.51%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.63%	0.48%	0.06%	0.51%	0.13%
Portfolio Turnover Rate	64%	31%	31%	26%	31%
See Notes to Financial Highlights
24

Notes to Financial Highlights International Equity Portfolio

a	The date investment operations commenced.
b	Calculated based on the average number of shares outstanding during each fiscal period.
c
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested.
Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if
Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

d
The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund’s total return for the year ended December 31, 2022. The class action proceeds received in 2020 had no impact on the Fund’s total return for the year ended December 31, 2020. Had the Fund not received the class action proceeds for the years ended December 31, 2021 and 2019, total return based on per share
NAV for the years ended December 31, 2021 and 2019 would have been:

	Year Ended December 31,	Year Ended December 31,
	2021	2019
Class I	12.00%	28.07%
Class S	12.73%	27.41%

e	Had the Fund not received the voluntary contribution in 2020, the total return based on per share NAV for the year ended December 31, 2020, would have been:

Year Ended December 31, 2020
Class I	13.06%
Class S	12.50%

f	Not annualized.
g	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
h	Annualized.
i	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2018 for Class I.
25

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Advisers Management Trust International Equity Portfolio
and Board of Trustees of the Neuberger Berman Advisers Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Neuberger Berman Advisers Management Trust International Equity Portfolio (the “Portfolio”) (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 14, 2023
26

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50
Director, America Press, Inc.
(not-for-profit Jesuit
publisher), 2015 to 2021;
formerly, Director, Fordham
University, 2001 to 2018;
formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, Jewish
Theological Seminary, 2012
to 2020; formerly, Executive
Vice President and General
Counsel, Fidelity
Investments, 2007 to 2012;
formerly, Executive Vice
President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
50
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
50
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly
Director, Dexter Corp.,
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, 1 William Street
Credit Income Fund, since
2018; Board Member,
American Family Insurance (a
mutual company, not
publicly traded), since March
2009; formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50
Board member, The
Maritime Aquarium at
Norwalk, since 2020; Board
member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	50
Director, 1 WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

31

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

32

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
50
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any
33

Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.
34

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012, and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer (Mutual Funds) and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel — Mutual Funds, since 2016 and Managing Director,
NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016;
Counsel, 2007 to 2015; Senior Vice President, 2013 to 2016; Vice
President, 2009 to 2013; Chief Legal Officer (only for purposes of sections
307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Senior Vice President, Neuberger Berman, since 2023; Vice President,
Neuberger Berman, since 2008 and Employee since 1999; Vice President,
NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman,
2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

35

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer — Mutual Funds and Managing Director, NBIA, since 2015;
formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice
President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating
Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018
Senior Vice President and Associate General Counsel, Neuberger Berman,
since July 2018; Assistant United States Attorney, Southern District of New
York, 2009 to 2018; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
36

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Report of Votes of Shareholders
A Special Meeting of Shareholders was held on June 30, 2022 and adjourned to August 11, 2022 for the Neuberger Berman Advisers Management Trust Portfolios (the "Trust"). Shareholders voted to approve the election of four trustees to the Board of Trustees of the Trust and to approve the amendment of certain fundamental investment policies of the Trust, including the Fund:
Proposal 1 – To approve the election of Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis as Trustees to the Board of Trustees of the Trust as follows:
Neuberger Berman Advisers Management Trust Portfolios:
	Number of Shares
	Votes For	Votes Against	Abstentions
Michael J. Cosgrove	34,898,362	—	1,716,138
Marc Gary	34,979,049	—	1,635,451
Deborah C. McLean	34,951,303	—	1,663,197
James G. Stavridis	34,888,635	—	1,725,865
Proposal 2 – To approve the amendment of certain fundamental investment policies of the Fund as follows:
(A) To approve the amendment of the fundamental investment policy regarding borrowing;
(B) To approve the amendment of the fundamental investment policy regarding commodities;
(C) To approve the amendment of the fundamental investment policy regarding industry concentration;
(D) To approve the amendment of the fundamental investment policy regarding lending;
(E) To approve the amendment of the fundamental investment policy regarding investing in real estate;
(F) To approve the amendment of the fundamental investment policy regarding the issuance of senior securities to permit issuing senior securities; and
(G) To approve the amendment of the fundamental investment policy regarding underwriting.
International Equity Portfolio:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	2,544,286	75,922	87,836
B	2,566,266	59,195	82,583
37

International Equity Portfolio (cont’d):	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
C	2,563,871	55,535	88,639
D	2,552,033	64,727	91,284
E	2,555,570	67,491	84,982
F	2,559,249	58,837	89,958
G	2,544,247	73,446	90,351
Board Consideration of the Management Agreement
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to International Equity Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 29, 2022, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.
In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.  Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates.  The Contract Review Committee, which is comprised solely of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review.  The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.  Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.  The Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management’s business model.
The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement.  During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
38

Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder.  In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders.  The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.  The Board considered the Fund’s investment management agreement separately from those of other funds of the Trust.
This description is not intended to include all of the factors considered by the Board.  The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.  The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services.  The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management.  Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its capabilities with respect to environmental, social, and corporate governance matters and considered how that might impact the Fund.  The Board noted the additional responsibilities of Management in administering the liquidity risk management program.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services.  The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission.  The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation.  The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk.  In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.  The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.  The Board noted Management’s largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to the Fund notwithstanding the disruptions caused by the pandemic.  In addition,
39

the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management.  The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.  In addition, the Board considered actions taken by Management in response to recent market conditions over the past year and considered the overall performance of Management in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to a group of industry peers (“Expense Group”) and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective (“Performance Universe”).  The Board considered the outside consulting group’s statements regarding the composition of each of the Expense Group and Performance Universe and whether they were inclusive of non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers or both proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds.  The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems.  The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Fund’s Expense Group and Performance Universe.
With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm.  The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above.  For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark).  With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-year period and the third quintile for the 3-year period.  The Fund’s Class I shares launched in 2018 and therefore do not have 5- or 10-year performance.  The Board noted the Fund’s ranking was in the second quintile of its Morningstar peer category and in the third quintile of its Lipper peer category for the 7-month period ending July 31, 2021.  In addition, the Board met with the portfolio management team in October 2021 to discuss the Fund’s performance.
40

The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance.  The Board also considered Management’s responsiveness to the Fund’s relative performance.  In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above.  The Board reviewed a comparison of the Fund’s management fee to its Expense Group.  The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management.  However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund.  Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared the Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.)  The Board also compared the Fund’s total expenses to the median of the total expenses of the Fund’s Expense Group. The Board noted that the Fund’s total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund’s total expenses.   With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fifth quintile, the actual management fee net of fees waived by Management ranked in the second quintile, and total expenses ranked in the fourth quintile. In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace.  The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund’s expense ratio and performance.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board noted that when distribution expenses and taxes were considered, Management experienced a loss on the Fund.  The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures.  In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable.
41

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in the past, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods.  The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm.  In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment.  The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts.  The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels.  The Board also compared the breakpoint structure to that of the Expense Group.  In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline.  The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board.  The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders.  In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Board retained confidence in Management’s capabilities to
42

manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund.  The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.
43

Notice to Shareholders
5.90% of the dividends earned during the fiscal year ended December 31, 2022 qualify for the dividends received deduction for corporate shareholders. The Fund has elected to pass through to its shareholders the credits for taxes paid to foreign countries. For the year ended  December 31, 2022, the Fund designates $31,682, or $0.006 per share outstanding, foreign taxes paid for federal income tax purposes. The Fund designates $12,953,623 as a capital gain distribution.
44

Neuberger Berman
Advisers Management Trust
Mid Cap Growth Portfolio
I Class Shares
S Class Shares

Annual Report
December 31, 2022
B1013 02/23

Mid Cap Growth Portfolio Commentary (Unaudited)
The Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the Fund) Class I generated a total return of -28.73% for the year ended December 31, 2022 (the reporting period), trailing its benchmark, the Russell Midcap® Growth Index (the Index), which returned -26.72% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
2022 was largely defined by persistent inflationary pressures and the actions of a decidedly hawkish U.S. Federal Reserve Board (Fed) to curb those trends. The challenges of that scenario were amplified by the geopolitical ramifications of Russia’s invasion of Ukraine and China’s rolling COVID-19 lockdowns. Simultaneously, the Fed’s ability to implement their inflation-fighting playbook and quickly affect broad changes in demand and spending behavior was hamstrung by continued healthy employment levels, robust wage growth and vexing raw material shortages and supply chain disruptions that served to perpetuate demand/supply imbalances. The end result was sustained volatility fueled by recessionary worries and shifting sentiment from a market actively recalibrating its focus, expectations and risk tolerance.
On a relative basis, positive stock selection within the Industrials and Consumer Discretionary sectors and the additive allocation impacts of our underweight to Communication Services versus the Index and deliberate approach to cash management fell short of offsetting the impact of stock specific issues and broad weakness across the Financials, Information Technology (IT) and Health Care sectors. At the industry level, our overweight allocation to Semiconductors & Semiconductor Equipment was a leading contributor to relative performance as our holdings continued to execute and capitalize on robust demand that consistently outpaced available supply, while a mix of stock-specific issues and challenging market sentiment resulted in the IT Services segment being the leading detractor. Drilling down to our holdings, Enphase Energy, which provides microinverters and smart battery systems to pair with solar panels, was the leading contributor to performance as the company continued to exceed expectations throughout the reporting period. The leading detractor was MongoDB, a provider of database development consulting, tools and support, that despite delivering results which exceeded expectations, fell victim to a highly discriminating market that focused on a cautious tone and growth rates that fell short of the magnitude of previous periods.
As we look ahead, we fully anticipate the Fed to remain resolute in their resolve to definitively curb inflation, but we also believe that the opportunity remains for them to achieve their goals without triggering a severe and/or prolonged economic downturn. One key will be whether wage growth can be effectively recalibrated through a resetting of labor opportunities that more accurately reflects current demand, helping to cool inflation while keeping the consumer broadly engaged. A second critical aspect will center on the continued resetting of corporate valuations and forward expectations, with the first or second quarter of 2023 a likely telling measure. Given that lingering uncertainty, we continue to believe that a more judicious approach to risk within the Fund and a bias towards higher qualitative characteristics, sustainable business models, balance sheet strength and managements capable of consistent execution remains a prudent course for navigating a still unsettled environment. In closing, while market drawdowns of this magnitude are disheartening, we are steadfast in our belief that they are necessary for a healthy market and the eventual development of new investment opportunities.
Sincerely,
Kenneth J. Turek*, Chad Bruso and Trevor Moreno
Co-Portfolio Managers
*As previously disclosed in a supplement to the Fund's prospectus, Kenneth J. Turek has announced his decision to retire on or about January 31, 2023. Chad Bruso and Trevor Moreno will continue as co-Portfolio Managers of the Fund.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
1

Mid Cap Growth Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	2.8%
Consumer Discretionary	16.4
Consumer Staples	3.3
Energy	4.7
Financials	5.0
Health Care	17.8
Industrials	17.7
Information Technology	26.6
Short-Term Investments	5.7
Total	100.0%

*	Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 12/31/2022
		1 Year	5 Years	10 Years	Life of Fund
Class I	11/03/1997	-28.73%	6.97%	10.22%	8.86%
Class S1	02/18/2003	-28.83%	6.77%	9.94%	8.64%
Russell Midcap® Growth Index[2,3]		-26.72%	7.64%	11.41%	8.24%
Russell Midcap® Index[2,3]		-17.32%	7.10%	10.96%	9.18%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.89% and 1.14% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.10% after expense reimbursements and/or fee waivers for Class S shares. The expense ratios for the annual period ended December 31, 2022 can be found in the Financial Highlights section of this report.
2

Mid Cap Growth Portfolio (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund’s share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.
Please see Endnotes for additional information.
3

Endnotes (Unaudited)

1	Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.
2	The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of Class I shares, the Fund’s oldest share class.
3
The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell
Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in
June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger
Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).
Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.
The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.
© 2023 Neuberger Berman BD LLC, distributor. All rights reserved.
4

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2022 and held for the entire period. The table illustrates the Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expense Example (Unaudited)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period	Expense
Actual	7/1/22	12/31/22	7/1/22 – 12/31/22	Ratio
Class I	$1,000.00	$1,025.30	$5.21(a)	1.02%
Class S	$1,000.00	$1,024.60	$5.61(a)	1.10%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.06	$5.19(b)	1.02%
Class S	$1,000.00	$1,019.66	$5.60(b)	1.10%

(a)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period
(assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

5

Legend December 31, 2022 (Unaudited)
Mid Cap Growth Portfolio
Other Abbreviations:
ADR	= American Depositary Receipt
Management or NBIA	= Neuberger Berman Investment Advisers LLC
6

Schedule of Investments Mid Cap Growth Portfolio^
December 31, 2022

Number of Shares		Value
Common Stocks 94.2%
Aerospace & Defense 3.5%
48,500	Axon Enterprise, Inc.	$ 8,047,605*
51,000	HEICO Corp.	7,835,640
		15,883,245
Auto Components 1.3%
64,300	Aptiv PLC	5,988,259*
Banks 3.3%
46,603	First Republic Bank/CA	5,680,440
75,000	Pinnacle Financial Partners, Inc.	5,505,000
17,500	SVB Financial Group	4,027,450*
		15,212,890
Biotechnology 3.9%
13,363	Alnylam Pharmaceuticals, Inc.	3,175,717*
7,500	Argenx SE ADR ADR	2,841,225*
53,760	Horizon Therapeutics PLC	6,117,888*
43,761	Seagen, Inc.	5,623,726*
		17,758,556
Capital Markets 0.6%
100,000	Carlyle Group, Inc.	2,984,000
Commercial Services & Supplies 4.8%
26,185	Cintas Corp.	11,825,670
76,100	Waste Connections, Inc.	10,087,816
		21,913,486
Communications Equipment 1.9%
53,170	Arista Networks, Inc.	6,452,180*
76,097	Juniper Networks, Inc.	2,432,060
		8,884,240
Distributors 1.3%
112,300	LKQ Corp.	5,997,943
Electrical Equipment 2.0%
67,400	AMETEK, Inc.	9,417,128
Electronic Equipment, Instruments & Components 1.9%
21,508	Teledyne Technologies, Inc.	8,601,264*
Food & Staples Retailing 1.8%
127,828	BJ's Wholesale Club Holdings, Inc.	8,457,101*
Health Care Equipment & Supplies 7.0%
62,627	Axonics, Inc.	3,916,066*
40,692	DexCom, Inc.	4,607,962*
15,080	IDEXX Laboratories, Inc.	6,152,037*
23,545	Insulet Corp.	6,931,413*
47,666	Penumbra, Inc.	10,603,778*
		32,211,256
Number of Shares		Value
Health Care Technology 0.7%
19,480	Veeva Systems, Inc. Class A	$3,143,682*
Hotels, Restaurants & Leisure 5.2%
5,600	Chipotle Mexican Grill, Inc.	7,769,944*
51,000	Darden Restaurants, Inc.	7,054,830
40,800	Marriott Vacations Worldwide Corp.	5,491,272
14,200	Vail Resorts, Inc.	3,384,570
		23,700,616
Household Products 1.4%
80,700	Church & Dwight Co., Inc.	6,505,227
Insurance 1.0%
23,856	Arthur J Gallagher & Co	4,497,810
Internet & Direct Marketing Retail 0.9%
35,100	Etsy, Inc.	4,204,278*
IT Services 1.1%
19,869	Globant SA	3,341,171*
9,162	MongoDB, Inc.	1,803,448*
		5,144,619
Leisure Products 1.0%
45,900	Polaris, Inc.	4,635,900
Life Sciences Tools & Services 5.2%
39,436	Agilent Technologies, Inc.	5,901,597
325,000	Avantor, Inc.	6,854,250*
13,006	Bio-Rad Laboratories, Inc. Class A	5,468,893*
26,710	IQVIA Holdings, Inc.	5,472,612*
		23,697,352
Machinery 2.9%
63,900	Fortive Corp.	4,105,575
39,900	IDEX Corp.	9,110,367
		13,215,942
Media 2.8%
290,889	Trade Desk, Inc. Class A	13,040,554*
Oil, Gas & Consumable Fuels 4.7%
206,900	Antero Resources Corp.	6,411,831*
155,200	Devon Energy Corp.	9,546,352
41,357	Diamondback Energy, Inc.	5,656,810
		21,614,993
Pharmaceuticals 1.1%
125,000	Royalty Pharma PLC Class A	4,940,000
Professional Services 1.9%
111,600	CoStar Group, Inc.	8,624,448*
See Notes to Financial Statements
7

Schedule of Investments Mid Cap Growth Portfolio^  (cont’d)
Number of Shares		Value
Road & Rail 1.4%
22,000	Old Dominion Freight Line, Inc.	$6,243,160
Semiconductors & Semiconductor Equipment 5.9%
33,782	Enphase Energy, Inc.	8,950,878*
69,769	Lattice Semiconductor Corp.	4,526,613*
24,121	Monolithic Power Systems, Inc.	8,529,427
85,403	ON Semiconductor Corp.	5,326,585*
27,333,503
Software 15.7%
76,552	Bill.com Holdings, Inc.	8,341,106*
81,029	Cadence Design Systems, Inc.	13,016,498*
44,754	Crowdstrike Holdings, Inc. Class A	4,712,149*
67,889	Datadog, Inc. Class A	4,989,841*
100,000	Descartes Systems Group, Inc.	6,965,000*
90,756	Fortinet, Inc.	4,437,061*
6,403	HubSpot, Inc.	1,851,299*
88,005	Manhattan Associates, Inc.	10,683,807*
16,009	Palo Alto Networks, Inc.	2,233,896*
49,218	Paylocity Holding Corp.	9,561,089*
7,071	Synopsys, Inc.	2,257,700*
29,042	Zscaler, Inc.	3,249,800*
72,299,246
Number of Shares		Value
Specialty Retail 6.7%
30,600	Five Below, Inc.	$ 5,412,222*
17,800	Lithia Motors, Inc.	3,644,372
12,700	O'Reilly Automotive, Inc.	10,719,181*
32,600	Tractor Supply Co.	7,334,022
7,900	Ulta Beauty, Inc.	3,705,653*
		30,815,450
Trading Companies & Distributors 1.3%
16,900	United Rentals, Inc.	6,006,598*
Total Common Stocks (Cost $391,478,724)		432,972,746
Short-Term Investments 5.7%
Investment Companies 5.7%
26,196,437	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.12%(a) (Cost $26,196,437)	26,196,437
Total Investments 99.9% (Cost $417,675,161)		459,169,183
Other Assets Less Liabilities 0.1%		517,926
Net Assets 100.0%		$459,687,109

*	Non-income producing security.
(a)	Represents 7-day effective yield as of December 31, 2022.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of December 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$432,972,746	$—	$—	$432,972,746
Short-Term Investments	—	26,196,437	—	26,196,437
Total Investments	$432,972,746	$26,196,437	$—	$459,169,183

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements
8

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
Mid Cap Growth Portfolio
December 31, 2022
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$459,169,183
Dividends and interest receivable	184,559
Receivable for Fund shares sold	1,003,074
Prepaid expenses and other assets	10,985
Total Assets	460,367,801
Liabilities
Payable to investment manager (Note B)	215,543
Payable for Fund shares redeemed	181,909
Payable to administrator—net (Note B)	146,986
Payable for audit fees	39,890
Payable for shareholder reports	60,882
Other accrued expenses and payables	35,482
Total Liabilities	680,692
Net Assets	$459,687,109
Net Assets consist of:
Paid-in capital	$421,629,620
Total distributable earnings/(losses)	38,057,489
Net Assets	$459,687,109
Net Assets
Class I	$115,029,807
Class S	344,657,302
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,104,212
Class S	17,738,578
Net Asset Value, offering and redemption price per share
Class I	$22.54
Class S	19.43
*Cost of Investments:
(a) Unaffiliated issuers	$417,675,161

See Notes to Financial Statements
9

Statement of Operations
Neuberger Berman Advisers Management Trust
Mid Cap Growth Portfolio
For the Fiscal Year Ended December 31, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$3,281,605
Interest and other income—unaffiliated issuers	310,914
Income from securities loaned—net	10,900
Foreign taxes withheld	(10,711)
Total income	$3,592,708
Expenses:
Investment management fees (Note B)	2,774,183
Administration fees (Note B):
Class I	384,022
Class S	1,169,992
Distribution fees (Note B):
Class S	974,993
Shareholder servicing agent fees:
Class I	6,532
Class S	4,513
Audit fees	39,890
Custodian and accounting fees	79,097
Insurance	13,334
Legal fees	128,235
Shareholder reports	281,935
Trustees' fees and expenses	43,383
Interest	49
Miscellaneous and other fees	40,711
Total expenses	5,940,869
Expenses reimbursed by Management (Note B)	(408,152)
Total net expenses	5,532,717
Net investment income/(loss)	$(1,940,009)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(3,289,998)
Settlement of foreign currency transactions	2
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(185,961,066)
Net gain/(loss) on investments	(189,251,062)
Net increase/(decrease) in net assets resulting from operations	$(191,191,071)
See Notes to Financial Statements
10

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	MID CAP GROWTH PORTFOLIO
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2022	December 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(1,940,009)	$(4,683,114)
Net realized gain/(loss) on investments	(3,289,996)	102,371,779
Change in net unrealized appreciation/(depreciation) of investments	(185,961,066)	(21,214,893)
Net increase/(decrease) in net assets resulting from operations	(191,191,071)	76,473,772
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(23,153,786)	(16,986,938)
Class S	(79,325,893)	(58,123,934)
Total distributions to shareholders	(102,479,679)	(75,110,872)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	10,197,347	31,368,979
Class S	21,872,234	24,910,572
Proceeds from reinvestment of dividends and distributions:
Class I	23,153,785	16,986,938
Class S	79,325,893	58,123,934
Payments for shares redeemed:
Class I	(13,550,280)	(22,600,811)
Class S	(31,033,999)	(45,327,519)
Net increase/(decrease) from Fund share transactions	89,964,980	63,462,093
Net Increase/(Decrease) in Net Assets	(203,705,770)	64,824,993
Net Assets:
Beginning of year	663,392,879	598,567,886
End of year	$459,687,109	$663,392,879
See Notes to Financial Statements
11

Notes to Financial Statements Mid Cap Growth Portfolio
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended.Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers Class I and Class S shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that
12

case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
3
Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the New York Stock Exchange is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.
4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2022, was $195,648.
5
Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
13

ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2022, the Fund did not have any unrecognized tax positions.
For federal income tax purposes, the estimated cost of investments held at December 31, 2022 was $419,790,806. The estimated gross unrealized appreciation was $86,494,715 and estimated gross unrealized depreciation was $47,116,338 resulting in net unrealized appreciation in value of investments of $39,378,377 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2022, the Fund recorded the following permanent reclassification related to net operating losses written off:
Paid-in Capital	Total Distributable Earnings/(Losses)
$(1,922,089)	$1,922,089
The tax character of distributions paid during the years ended December 31, 2022, and December 31, 2021, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$—	$1,246,637	$102,479,679	$73,864,235	$102,479,679	$75,110,872
As of December 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$39,378,377	$(1,320,888)	$—	$38,057,489
The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales, and mark-to-market adjustments on passive foreign investment companies ("PFICS").
To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at December 31, 2022, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
Capital Loss Carryforwards
Long-Term	Short-Term
$ —	$1,320,888
14

6
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.
7
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
8
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
9
Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
10
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
11
Securities lending: The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included on the Statement of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any
15

increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
As of December 31, 2022, the Fund did not have any outstanding loans of securities.
12
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
13
Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2022, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund’s average daily net assets.
The Fund retains NBIA as its administrator under an Administration Agreement. Each class pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Fund’s Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the year ended December 31, 2022, there was no repayment to NBIA under these agreements.
At December 31, 2022, the Fund's contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended December 31,
			2020	2021	2022
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025
Class I	1.00%	12/31/25	$—	$—	$—
16

			Expenses Reimbursed in Year Ended December 31,
			2020	2021	2022
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025
Class S	1.10%	12/31/25	$214,503	$167,018	$408,152

(a)	Expense limitation per annum of the respective class’s average daily net assets.
Neuberger Berman BD LLC (the "Distributor") is the Fund’s "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund’s Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund’s Class I shares.
The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S’s average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.
Note C—Securities Transactions:
During the year ended December 31, 2022, there were purchase and sale transactions of long-term securities of $303,029,951 and $322,566,556, respectively.
During the year ended December 31, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended December 31, 2022, and December 31, 2021, was as follows:
	For the Year Ended December 31, 2022				For the Year Ended December 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	342,442	1,095,259	(442,622)	995,079	720,988	415,227	(529,509)	606,706
Class S	775,829	4,351,393	(1,202,892)	3,924,330	659,771	1,590,258	(1,170,543)	1,079,486
Note E—Line of Credit:
At December 31, 2022, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same
17

terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the daily simple SOFR rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2022. During the year ended December 31, 2022, the Fund did not utilize the Credit Facility.
Note F—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note G—Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.
Russia's Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
18

Financial Highlights
Mid Cap Growth Portfolio
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.
Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$40.34	$39.80	$29.76	$24.09	$27.79
Income From Investment Operations:
Net Investment Income/(Loss)[a]	(0.08)	(0.24)	(0.17)	(0.09)	(0.07)
Net Gains or Losses on Securities (both realized and unrealized)	(11.90)	5.48	11.89	7.86	(1.48)
Total From Investment Operations	(11.98)	5.24	11.72	7.77	(1.55)
Less Distributions From:
Net Realized Capital Gains	(5.82)	(4.70)	(1.68)	(2.10)	(2.15)
Net Asset Value, End of Year	$22.54	$40.34	$39.80	$29.76	$24.09
Total Return[b]	(28.73)%[c]	12.99%[c]	39.98%	32.75%[c]	(6.40)%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$115.0	$165.7	$139.4	$114.4	$93.2
Ratio of Gross Expenses to Average Net Assets[d]	0.96%	0.89%	0.91%	0.92%	0.93%
Ratio of Net Expenses to Average Net Assets	0.96%	0.89%	0.91%	0.92%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.27)%	(0.56)%	(0.54)%	(0.32)%	(0.25)%
Portfolio Turnover Rate	60%	47%	54%	47%	50%
See Notes to Financial Highlights
19

Financial Highlights  (cont’d)

Class S
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$36.02	$36.06	$27.14	$22.16	$25.77
Income (Loss) From Investment Operations:
Net Investment Income/(Loss)[a]	(0.11)	(0.30)	(0.22)	(0.13)	(0.11)
Net Gains or Losses on Securities (both realized and unrealized)	(10.66)	4.96	10.82	7.21	(1.35)
Total From Investment Operations	(10.77)	4.66	10.60	7.08	(1.46)
Less Distributions From:
Net Realized Capital Gains	(5.82)	(4.70)	(1.68)	(2.10)	(2.15)
Net Asset Value, End of Year	$19.43	$36.02	$36.06	$27.14	$22.16
Total Return[b]	(28.83)%[c]	12.72%[c]	39.71%	32.48%[c]	(6.56)%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$344.7	$497.6	$459.2	$381.1	$299.4
Ratio of Gross Expenses to Average Net Assets[d]	1.21%	1.14%	1.16%	1.17%	1.18%
Ratio of Net Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.41)%	(0.77)%	(0.74)%	(0.50)%	(0.42)%
Portfolio Turnover Rate	60%	47%	54%	47%	50%
See Notes to Financial Highlights
20

Notes to Financial Highlights Mid Cap Growth Portfolio

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested.
Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if
Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

c
The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund’s total returns for the year ended December 31, 2022. The class action proceeds received in 2021, 2019 and
2018 had no impact on the Fund’s total returns for the years ended December 31, 2021, 2019 and 2018, respectively.

d
Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

21

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio
and Board of Trustees of the Neuberger Berman Advisers Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the “Portfolio”) (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
 Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
 We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 14, 2023
22

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50
Director, America Press, Inc.
(not-for-profit Jesuit
publisher), 2015 to 2021;
formerly, Director, Fordham
University, 2001 to 2018;
formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, Jewish
Theological Seminary, 2012
to 2020; formerly, Executive
Vice President and General
Counsel, Fidelity
Investments, 2007 to 2012;
formerly, Executive Vice
President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
50
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
50
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly
Director, Dexter Corp.,
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, 1 William Street
Credit Income Fund, since
2018; Board Member,
American Family Insurance (a
mutual company, not
publicly traded), since March
2009; formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50
Board member, The
Maritime Aquarium at
Norwalk, since 2020; Board
member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	50
Director, 1 WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
50
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any
29

Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.
30

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012, and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer (Mutual Funds) and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel — Mutual Funds, since 2016 and Managing Director,
NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016;
Counsel, 2007 to 2015; Senior Vice President, 2013 to 2016; Vice
President, 2009 to 2013; Chief Legal Officer (only for purposes of sections
307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Senior Vice President, Neuberger Berman, since 2023; Vice President,
Neuberger Berman, since 2008 and Employee since 1999; Vice President,
NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman,
2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

31

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer — Mutual Funds and Managing Director, NBIA, since 2015;
formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice
President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating
Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018
Senior Vice President and Associate General Counsel, Neuberger Berman,
since July 2018; Assistant United States Attorney, Southern District of New
York, 2009 to 2018; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
32

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Report of Votes of Shareholders
A Special Meeting of Shareholders was held on June 30, 2022 and adjourned to August 11, 2022 for the Neuberger Berman Advisers Management Trust Portfolios (the "Trust"). Shareholders voted to approve the election of four trustees to the Board of Trustees of the Trust and to approve the amendment of certain fundamental investment policies of the Trust, including the Fund:
Proposal 1 – To approve the election of Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis as Trustees to the Board of Trustees of the Trust as follows:
Neuberger Berman Advisers Management Trust Portfolios:
	Number of Shares
	Votes For	Votes Against	Abstentions
Michael J. Cosgrove	34,898,362	—	1,716,138
Marc Gary	34,979,049	—	1,635,451
Deborah C. McLean	34,951,303	—	1,663,197
James G. Stavridis	34,888,635	—	1,725,865
Proposal 2 – To approve the amendment of certain fundamental investment policies of the Fund as follows:
(A) To approve the amendment of the fundamental investment policy regarding borrowing;
(B) To approve the amendment of the fundamental investment policy regarding commodities;
(C) To approve the amendment of the fundamental investment policy regarding industry concentration;
(D) To approve the amendment of the fundamental investment policy regarding lending;
(E) To approve the amendment of the fundamental investment policy regarding investing in real estate;
(F) To approve the amendment of the fundamental investment policy regarding the issuance of senior securities to permit issuing senior securities; and
(G) To approve the amendment of the fundamental investment policy regarding underwriting.
Mid Cap Growth Portfolio:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	13,956,420	1,016,635	735,559
B	13,956,256	1,039,128	713,230
33

Mid Cap Growth Portfolio (cont’d):	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
C	13,961,976	1,080,028	666,610
D	13,799,204	1,151,347	758,063
E	14,079,493	1,021,594	607,528
F	14,124,485	956,538	627,591
G	13,884,554	1,104,355	719,706
Board Consideration of the Management Agreement
On an annual basis, the Board of Trustees (the “Board” or “Trustees”) of Neuberger Berman Advisers Management Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust or of Neuberger Berman Investment Advisers LLC (“Management”) (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended (“1940 Act”), (“Independent Fund Trustees”), considers whether to continue the management agreement with Management (the “Agreement”) with respect to Mid Cap Growth Portfolio (the “Fund”).  Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management (“Independent Counsel”).  At a meeting held on September 29, 2022, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.
In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates.  The Contract Review Committee, which is comprised solely of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review.  The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.  Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.  The Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management’s business model.
The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement.  During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
34

Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder.  In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders.  The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.  The Board considered the Fund’s investment management agreement separately from those of other funds of the Trust.
This description is not intended to include all of the factors considered by the Board.  The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.  The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services.  The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management.  Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.  The Board noted the additional responsibilities of Management in administering the liquidity risk management program.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services.  The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission.  The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation.  The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk.  In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.  The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.  The Board noted Management’s largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to the Fund notwithstanding the disruptions caused by the pandemic.  In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management.  The Board also considered the general structure of the
35

portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.  In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to a group of industry peers (“Expense Group”) and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective (“Performance Universe”).  The Board considered the outside consulting group’s statements regarding the composition of each of the Expense Group and Performance Universe and whether they were inclusive of non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers or both proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds.  The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems.  The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Fund’s Expense Group and Performance Universe.
With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm.  The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above.  For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark).  With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1- and 3-year periods and lower for the 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1- and 10-year periods and the third quintile for the 3- and 5-year periods.  The Board noted the Fund’s outperformance versus its benchmark during the 7-month period and certain other periods ending July 31, 2022.  The Board also noted the Fund’s ranking was in the third quintile of its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2022.  In addition, the Board met with members of the portfolio management team in October 2021 to discuss the Fund’s performance.
Noting that the Fund underperformed over certain periods, the Board discussed with Management the Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken,
36

or intended to take, to improve performance.  The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance.  The Board also considered Management’s responsiveness to the Fund’s relative performance.  In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above.  The Board reviewed a comparison of the Fund’s management fee to its Expense Group.  The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management.  However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund.  Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared the Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.)  The Board also compared the Fund’s total expenses to the median of the total expenses of the Fund’s Expense Group. The Board noted that the Fund’s actual management fee and total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund’s actual management fee and total expenses.  With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.  For fee comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the fourth quintile.  In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace.  The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund’s expense ratio and performance.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)  The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures.  In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable.
37

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in the past, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods.  The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm.  In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment.  The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.  The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts.  The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels.  The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline.  The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board.  The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders.  In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Board retained confidence in Management’s capabilities to
38

manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund.  The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.
39

Notice to Shareholders
The Fund designates $102,479,522 as a capital gain distribution.
40

Neuberger Berman
Advisers Management Trust
Mid Cap Intrinsic Value Portfolio
I Class Shares
S Class Shares

Annual Report
December 31, 2022
B1012 02/23

Mid Cap Intrinsic Value Portfolio Commentary (Unaudited)
The Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the Fund) Class I generated a total return of -9.75% for the year ended December 31, 2022 (the reporting period), outperforming its benchmark, the Russell Midcap® Value Index (the Index), which returned -12.03% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Reflecting on the economic and market outlook for 2023, it’s clear that the challenges encountered in 2022 and those that remain are mostly attributable to the global response to the pandemic. From disrupted supply chains to labor shortages and excessive financial stimulus, the long-term symptom of the pandemic policy responses here and abroad has been inflation. Reducing inflation is job one for the U.S. Federal Reserve Board (Fed), and how this progresses is critically important if we aspire to a pre-pandemic economy. As much as we need the Fed to be successful in its quest to tame inflation, it’s critical that they accomplish the goal without engendering a severe economic contraction. We are a highly indebted society, and a deep recession could clearly risk a financial shock of some kind.
Throughout the reporting period, companies highlighted the difficulties they encountered running their operations. Parts shortages, increased logistics and labor costs, and spikes in commodity costs were often cited as reasons for earnings disappointments. As the year progressed and interest rates and the dollar rose, foreign exchange translations and increased borrowing costs were added to the litany of issues to navigate.
In spite of these obstacles, nearly half of the Fund’s earnings performance was either better or in line with analyst’s expectations prior to the start of the year. Not surprisingly, the other half of the Fund, where earnings were revised down, generated all the negative return for 2022. Our Communication Services and Consumer Discretionary and Staples stocks were amongst the hardest hit. Looking at what worked, our Energy, Industrials and Financials names helped. Despite the selloff in the Information Technology (IT) sector, we added value here as well.
Given the outsized impact negative earnings and revisions had on performance in 2022, it is worthwhile understanding the source of 2022’s disappointing results and the opportunity for recovery. The supply chain disruption was a huge challenge. We witnessed this with several of our technology investments and the well-publicized chip shortage. We believe solving this issue can go a long way toward reducing earnings risks in 2023 and setting the stage for a performance recovery.
Commodity costs and foreign exchange also played a role in the underperformers. Both of these items are now trending lower, and if interest rates peak, we believe they are less likely to repeat as reasons to revise earnings downward in the year ahead. Business conditions held up for most of the Fund, but the consensus among economists is that the economy will likely experience a recession in 2023 or 2024, the severity of which depends on how quickly the Fed shifts gears and starts to loosen rather than staying tight.
Our activity during the year was focused more on adding to underperformers and trimming winners rather than introducing new ideas. Additionally, only two companies in the Fund were acquired, slightly fewer than what we generally expect. The outlook for M&A in 2023 is also uncertain. Leveraged lending markets are virtually shut down, and caution prevails among private equity firms and strategic buyers. Smaller transactions by buyers looking for technology are likely, but public acquirers need to be very mindful of excessively leveraging their balance sheets.
We made eight new investments in 2022. Five were in our traditional wheelhouse of the IT and Industrials sectors, where a combination of complexity and interrupted growth led to underperformance.
While we are disappointed with 2022’s results, more relevant for us is a clear path forward. With higher interest rates and less room for stimulative government programs, we anticipate that future growth will have to come from innovation (productivity) and demographics. We remain confident in the compelling long-term opportunities in the mid cap equity market and our Fund, but uncertain that the challenges of 2022 will not prevail into 2023.
1

Sincerely,
Michael C. Greene, Benjamin H. Nahum, James F. McAree, Amit Solomon and Rand W. Gesing
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
2

Mid Cap Intrinsic Value Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	1.2%
Consumer Discretionary	11.5
Consumer Staples	5.3
Energy	11.3
Financials	13.6
Health Care	7.7
Industrials	18.8
Information Technology	14.9
Materials	3.1
Real Estate	2.2
Utilities	10.3
Short-Term Investments	0.1
Total	100.0%

*	Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 12/31/2022
		1 Year	5 Years	10 Years	Life of Fund
Class I	08/22/2001	-9.75%	2.91%	8.39%	7.42%
Class S1	04/29/2005	-9.95%	2.67%	8.14%	7.23%
Russell Midcap® Value Index[2,3]		-12.03%	5.72%	10.11%	9.16%
Russell Midcap® Index[2,3]		-17.32%	7.10%	10.96%	9.30%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.00% and 1.26% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended December 31, 2022 can be found in the Financial Highlights section of this report.
3

Mid Cap Intrinsic Value Portfolio (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund’s share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.
Please see Endnotes for additional information.
4

Endnotes (Unaudited)

1	Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.
2	The date used to calculate Life of Fund performance for the index is August 22, 2001, the inception date of Class I shares, the Fund’s oldest share class.
3
The Russell Midcap® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap®
Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap® Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in
June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger
Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).
Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.
The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.
© 2023 Neuberger Berman BD LLC, distributor. All rights reserved.
5

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2022 and held for the entire period. The table illustrates the Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expense Example (Unaudited)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period	Expense
Actual	7/1/22	12/31/22	7/1/22 – 12/31/22	Ratio
Class I	$1,000.00	$1,053.20	$5.54(a)	1.07%
Class S	$1,000.00	$1,052.50	$6.52(a)	1.26%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.81	$5.45(b)	1.07%
Class S	$1,000.00	$1,018.85	$6.41(b)	1.26%

(a)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

6

Legend December 31, 2022 (Unaudited)
Mid Cap Intrinsic Value Portfolio
Counterparties:
SSB	= State Street Bank and Trust Company
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC
7

Schedule of Investments Mid Cap Intrinsic Value Portfolio^
December 31, 2022

Number of Shares		Value
Common Stocks 99.9%
Aerospace & Defense 1.3%
6,554	General Dynamics Corp.	$1,626,113
Auto Components 1.8%
24,364	Aptiv PLC	2,269,019*
Banks 7.6%
62,207	BankUnited, Inc.	2,113,172
22,665	Comerica, Inc.	1,515,155
170,029	Huntington Bancshares, Inc.	2,397,409
13,389	M&T Bank Corp.	1,942,208
34,947	Truist Financial Corp.	1,503,770
		9,471,714
Beverages 1.9%
44,569	Molson Coors Brewing Co. Class B	2,296,195
Building Products 4.5%
8,298	Carlisle Cos., Inc.	1,955,424
40,697	Fortune Brands Innovations, Inc.	2,324,205
40,697	Masterbrand, Inc.	307,262*
63,015	Resideo Technologies, Inc.	1,036,597*
		5,623,488
Chemicals 0.8%
9,600	Ashland, Inc.	1,032,288
Commercial Services & Supplies 1.9%
103,750	KAR Auction Services, Inc.	1,353,937*
19,966	Stericycle, Inc.	996,104*
		2,350,041
Communications Equipment 3.0%
37,997	Ciena Corp.	1,937,087*
6,969	Motorola Solutions, Inc.	1,795,981
		3,733,068
Construction & Engineering 1.4%
31,780	Arcosa, Inc.	1,726,925
Consumer Finance 0.5%
15,110	Bread Financial Holdings, Inc.	569,043
Containers & Packaging 1.8%
44,174	Sealed Air Corp.	2,203,399
Electric Utilities 3.6%
54,106	Evergy, Inc.	3,404,891
28,068	OGE Energy Corp.	1,110,089
		4,514,980
Electronic Equipment, Instruments & Components 3.2%
9,625	CDW Corp.	1,718,833
13,534	Coherent Corp.	475,043*
Number of Shares		Value
Electronic Equipment, Instruments & Components – cont'd
36,188	Itron, Inc.	$ 1,832,922*
		4,026,798
Energy Equipment & Services 1.8%
76,393	Baker Hughes Co.	2,255,885
Entertainment 1.2%
274,519	Lions Gate Entertainment Corp. Class B	1,490,638*
Equity Real Estate Investment Trusts 2.0%
40,365	Regency Centers Corp.	2,522,813
Food Products 3.5%
50,664	Hain Celestial Group, Inc.	819,743*
70,592	TreeHouse Foods, Inc.	3,485,833*
		4,305,576
Health Care Equipment & Supplies 5.5%
44,225	Avanos Medical, Inc.	1,196,729*
79,014	Cardiovascular Systems, Inc.	1,076,171*
22,562	Haemonetics Corp.	1,774,501*
21,119	Zimmer Biomet Holdings, Inc.	2,692,672
2,159	Zimvie, Inc.	20,165*
		6,760,238
Health Care Providers & Services 2.3%
6,557	McKesson Corp.	2,459,662
23,314	Pediatrix Medical Group, Inc.	346,446*
		2,806,108
Hotels, Restaurants & Leisure 4.4%
60,382	International Game Technology PLC	1,369,464
61,516	MGM Resorts International	2,062,632
54,171	Travel & Leisure Co.	1,971,824
		5,403,920
Independent Power and Renewable Electricity Producers 3.9%
104,423	AES Corp.	3,003,206
78,630	Vistra Corp.	1,824,216
		4,827,422
Insurance 3.7%
13,780	Allstate Corp.	1,868,568
22,274	Globe Life, Inc.	2,685,131
		4,553,699
IT Services 2.9%
334,758	Conduent, Inc.	1,355,770*
48,547	Kyndryl Holdings, Inc.	539,842*
21,818	Wix.com Ltd.	1,676,277*
		3,571,889
See Notes to Financial Statements
8

Schedule of Investments Mid Cap Intrinsic Value Portfolio^  (cont’d)
Number of Shares		Value
Machinery 2.9%
40,480	Allison Transmission Holdings, Inc.	$ 1,683,968
72,878	Enerpac Tool Group Corp.	1,854,745
		3,538,713
Metals & Mining 0.5%
38,985	Cleveland-Cliffs, Inc.	628,048*
Mortgage Real Estate Investment Trusts 1.8%
122,317	Starwood Property Trust, Inc.	2,242,071
Multiline Retail 2.3%
19,846	Dollar Tree, Inc.	2,807,018*
Multi-Utilities 2.7%
113,444	CenterPoint Energy, Inc.	3,402,186
Oil, Gas & Consumable Fuels 9.5%
41,146	Devon Energy Corp.	2,530,890
25,415	EOG Resources, Inc.	3,291,751
40,380	ONEOK, Inc.	2,652,966
12,200	Phillips 66	1,269,776
60,269	Williams Cos., Inc.	1,982,850
		11,728,233
Professional Services 3.9%
77,888	Dun & Bradstreet Holdings, Inc.	954,907
74,328	KBR, Inc.	3,924,518
		4,879,425
Real Estate Management & Development 0.2%
169,885	WeWork, Inc. Class A	242,936*
Semiconductors & Semiconductor Equipment 2.7%
9,512	NXP Semiconductors NV	1,503,181
Number of Shares		Value
Semiconductors & Semiconductor Equipment – cont'd
20,296	Skyworks Solutions, Inc.	$ 1,849,575
		3,352,756
Software 2.4%
26,341	DocuSign, Inc.	1,459,818*
67,828	Dropbox, Inc. Class A	1,517,991*
		2,977,809
Specialty Retail 3.0%
327,155	Chico's FAS, Inc.	1,609,603*
40,877	Children's Place, Inc.	1,488,740*
14,943	ODP Corp.	680,504*
		3,778,847
Technology Hardware, Storage & Peripherals 0.6%
28,072	Pure Storage, Inc. Class A	751,207*
Trading Companies & Distributors 2.9%
62,167	AerCap Holdings NV	3,625,579*
Total Common Stocks (Cost $105,530,315)		123,896,087
Short-Term Investments 0.1%
Investment Companies 0.1%
158,694	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.12%(a) (Cost $158,694)	158,694
Total Investments 100.0% (Cost $105,689,009)		124,054,781
Liabilities Less Other Assets (0.0)%(b)		(56,070)
Net Assets 100.0%		$123,998,711

*	Non-income producing security.
(a)	Represents 7-day effective yield as of December 31, 2022.
(b)	Represents less than 0.05% of net assets of the Fund.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of December 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$123,896,087	$—	$—	$123,896,087
Short-Term Investments	—	158,694	—	158,694
Total Investments	$123,896,087	$158,694	$—	$124,054,781

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements
9

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
Mid Cap Intrinsic Value Portfolio
December 31, 2022
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$124,054,781
Dividends and interest receivable	169,269
Receivable for securities sold	55,903
Receivable for Fund shares sold	1,423
Prepaid expenses and other assets	1,306
Total Assets	124,282,682
Liabilities
Payable to investment manager (Note B)	58,802
Payable for Fund shares redeemed	115,233
Payable to administrator—net (Note B)	35,813
Payable for audit fees	39,890
Payable for shareholder reports	17,386
Other accrued expenses and payables	16,847
Total Liabilities	283,971
Net Assets	$123,998,711
Net Assets consist of:
Paid-in capital	$98,720,211
Total distributable earnings/(losses)	25,278,500
Net Assets	$123,998,711
Net Assets
Class I	$89,071,136
Class S	34,927,575
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,859,224
Class S	1,899,242
Net Asset Value, offering and redemption price per share
Class I	$15.20
Class S	18.39
*Cost of Investments:
(a) Unaffiliated issuers	$105,689,009

See Notes to Financial Statements
10

Statement of Operations
Neuberger Berman Advisers Management Trust
Mid Cap Intrinsic Value Portfolio
For the Fiscal Year Ended December 31, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,587,453
Interest and other income—unaffiliated issuers	3,452
Foreign taxes withheld	(5,170)
Total income	$2,585,735
Expenses:
Investment management fees (Note B)	746,546
Administration fees (Note B):
Class I	291,162
Class S	116,045
Distribution fees (Note B):
Class S	96,704
Shareholder servicing agent fees:
Class I	4,178
Class S	2,189
Audit fees	39,890
Custodian and accounting fees	58,573
Insurance	3,403
Legal fees	33,037
Shareholder reports	43,054
Trustees' fees and expenses	42,845
Interest	1,868
Miscellaneous and other fees	14,846
Total expenses	1,494,340
Expenses reimbursed by Management (Note B)	(10,018)
Total net expenses	1,484,322
Net investment income/(loss)	$1,101,413
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	6,123,505
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(21,951,018)
Net gain/(loss) on investments	(15,827,513)
Net increase/(decrease) in net assets resulting from operations	$(14,726,100)
See Notes to Financial Statements
11

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	MID CAP INTRINSIC VALUE PORTFOLIO
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2022	December 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,101,413	$984,891
Net realized gain/(loss) on investments	6,123,505	28,229,247
Change in net unrealized appreciation/(depreciation) of investments	(21,951,018)	11,748,270
Net increase/(decrease) in net assets resulting from operations	(14,726,100)	40,962,408
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(14,299,960)	(626,952)
Class S	(4,739,949)	(108,478)
Total distributions to shareholders	(19,039,909)	(735,430)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	8,755,451	18,126,743
Class S	5,383,070	5,611,795
Proceeds from reinvestment of dividends and distributions:
Class I	14,299,960	626,952
Class S	4,739,949	108,478
Payments for shares redeemed:
Class I	(19,001,966)	(29,307,788)
Class S	(9,759,261)	(13,538,492)
Net increase/(decrease) from Fund share transactions	4,417,203	(18,372,312)
Net Increase/(Decrease) in Net Assets	(29,348,806)	21,854,666
Net Assets:
Beginning of year	153,347,517	131,492,851
End of year	$123,998,711	$153,347,517
See Notes to Financial Statements
12

Notes to Financial Statements Mid Cap Intrinsic Value Portfolio
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended.Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers Class I and Class S shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of
13

4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
3
Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the New York Stock Exchange is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.
4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2022, was $22,504.
5
Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute
14

substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2022, the Fund did not have any unrecognized tax positions.
For federal income tax purposes, the estimated cost of investments held at December 31, 2022 was $105,904,350. The estimated gross unrealized appreciation was $32,375,506 and estimated gross unrealized depreciation was $14,225,075 resulting in net unrealized appreciation in value of investments of $18,150,431 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.
The tax character of distributions paid during the years ended December 31, 2022, and December 31, 2021, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$2,130,944	$735,430	$16,908,965	$—	$19,039,909	$735,430
As of December 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$2,049,526	$5,078,542	$18,150,432	$—	$—	$25,278,500
The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and tax adjustments related to other investments.
6
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.
It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2022, the Fund estimated these amounts for the period January 1, 2022 to December 31, 2022 within the financial statements because the 2022 information is not available from the REITs until after the Fund's fiscal
15

year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2022, the character of distributions paid to shareholders of the Fund, if any, disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end.
7
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
8
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
9
Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
10
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
11
Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or
16

its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included on the Statement of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
During the year ended December 31, 2022, the Fund did not participate in securities lending.
12
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
13
Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2022, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund’s average daily net assets.
The Fund retains NBIA as its administrator under an Administration Agreement. Each class pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Fund’s Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the year ended December 31, 2022, there was no repayment to NBIA under these agreements.
17

At December 31, 2022, the Fund's contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended December 31,
			2020	2021	2022
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025
Class I	1.50%	12/31/25	$—	$—	$—
Class S	1.25%	12/31/25	9,794	—	10,018

(a)	Expense limitation per annum of the respective class’s average daily net assets.
Neuberger Berman BD LLC (the "Distributor") is the Fund’s "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund’s Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund’s Class I shares.
The Board has adopted a distribution and shareholder services plan (the “Plan”) for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S’s average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.
Note C—Securities Transactions:
During the year ended December 31, 2022, there were purchase and sale transactions of long-term securities of $18,690,413 and $31,205,221, respectively.
During the year ended December 31, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended December 31, 2022, and December 31, 2021, was as follows:
	For the Year Ended December 31, 2022				For the Year Ended December 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	470,717	1,019,969	(1,032,940)	457,746	972,844	32,118	(1,577,907)	(572,945)
Class S	243,075	279,313	(450,883)	71,505	255,967	4,739	(625,279)	(364,573)
18

Note E—Line of Credit:
At December 31, 2022, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the daily simple SOFR rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2022. During the year ended December 31, 2022, the Fund did not utilize the Credit Facility.
Note F—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note G—Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.
Russia's Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
19

Financial Highlights
Mid Cap Intrinsic Value Portfolio
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$20.33	$15.40	$16.01	$15.69	$19.58
Income From Investment Operations:
Net Investment Income/(Loss)[a]	0.16	0.14	0.14	0.21	0.15
Net Gains or Losses on Securities (both realized and unrealized)	(2.39)	4.91	(0.59)	2.31	(3.00)
Total From Investment Operations	(2.23)	5.05	(0.45)	2.52	(2.85)
Less Distributions From:
Net Investment Income	(0.11)	(0.12)	(0.16)	(0.13)	(0.13)
Net Realized Capital Gains	(2.79)	—	—	(2.07)	(0.91)
Total Distributions	(2.90)	(0.12)	(0.16)	(2.20)	(1.04)
Net Asset Value, End of Year	$15.20	$20.33	$15.40	$16.01	$15.69
Total Return[b]	(9.75)%[c]	32.80%	(2.62)%	16.74%[c]	(15.28)%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$89.1	$109.8	$92.0	$94.0	$93.8
Ratio of Gross Expenses to Average Net Assets[d]	1.03%	1.00%	1.03%	1.01%	1.00%
Ratio of Net Expenses to Average Net Assets	1.03%	1.00%	1.03%	1.01%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.87%	0.74%	1.12%	1.22%	0.76%
Portfolio Turnover Rate	14%	40%	35%	14%	34%
See Notes to Financial Highlights
20

Financial Highlights (cont’d)

Class S
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$23.82	$18.02	$18.68	$17.95	$22.22
Income (Loss) From Investment Operations:
Net Investment Income/(Loss)[a]	0.14	0.10	0.13	0.19	0.11
Net Gains or Losses on Securities (both realized and unrealized)	(2.75)	5.76	(0.68)	2.66	(3.41)
Total From Investment Operations	(2.61)	5.86	(0.55)	2.85	(3.30)
Less Distributions From:
Net Investment Income	(0.03)	(0.06)	(0.11)	(0.05)	(0.06)
Net Realized Capital Gains	(2.79)	—	—	(2.07)	(0.91)
Total Distributions	(2.82)	(0.06)	(0.11)	(2.12)	(0.97)
Net Asset Value, End of Year	$18.39	$23.82	$18.02	$18.68	$17.95
Total Return[b]	(9.95)%[c]	32.52%	(2.83)%	16.43%[c]	(15.48)%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$34.9	$43.5	$39.5	$43.8	$44.8
Ratio of Gross Expenses to Average Net Assets[d]	1.28%	1.25%	1.28%	1.26%	1.25%
Ratio of Net Expenses to Average Net Assets	1.25%	1.25%[e]	1.25%	1.25%	1.25%[e]
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.65%	0.48%	0.89%	0.98%	0.49%
Portfolio Turnover Rate	14%	40%	35%	14%	34%
See Notes to Financial Highlights
21

Notes to Financial Highlights Mid Cap Intrinsic Value Portfolio

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested.
Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if
Management had not reimbursed and/or waived certain expenses. Total return would have been higher if
Management had not recouped previously reimbursed and/or waived expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

c
The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund’s total returns for the year ended December 31, 2022. The class action proceeds received in 2019 and 2018 had no impact on the Fund’s total returns for the years ended December 31, 2019 and 2018, respectively.

d
Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

e
After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended December 31,
	2021	2018
Class S	1.25%	1.25%
22

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio
and Board of Trustees of the Neuberger Berman Advisers Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the “Portfolio”) (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 14, 2023
23

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50
Director, America Press, Inc.
(not-for-profit Jesuit
publisher), 2015 to 2021;
formerly, Director, Fordham
University, 2001 to 2018;
formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, Jewish
Theological Seminary, 2012
to 2020; formerly, Executive
Vice President and General
Counsel, Fidelity
Investments, 2007 to 2012;
formerly, Executive Vice
President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
50
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
50
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly
Director, Dexter Corp.,
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, 1 William Street
Credit Income Fund, since
2018; Board Member,
American Family Insurance (a
mutual company, not
publicly traded), since March
2009; formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50
Board member, The
Maritime Aquarium at
Norwalk, since 2020; Board
member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	50
Director, 1 WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
50
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any
30

Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.
31

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012, and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer (Mutual Funds) and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel — Mutual Funds, since 2016 and Managing Director,
NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016;
Counsel, 2007 to 2015; Senior Vice President, 2013 to 2016; Vice
President, 2009 to 2013; Chief Legal Officer (only for purposes of sections
307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Senior Vice President, Neuberger Berman, since 2023; Vice President,
Neuberger Berman, since 2008 and Employee since 1999; Vice President,
NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman,
2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

32

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer — Mutual Funds and Managing Director, NBIA, since 2015;
formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice
President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating
Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018
Senior Vice President and Associate General Counsel, Neuberger Berman,
since July 2018; Assistant United States Attorney, Southern District of New
York, 2009 to 2018; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
33

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Report of Votes of Shareholders
A Special Meeting of Shareholders was held on June 30, 2022 and adjourned to August 11, 2022 for the Neuberger Berman Advisers Management Trust Portfolios (the "Trust"). Shareholders voted to approve the election of four trustees to the Board of Trustees of the Trust and to approve the amendment of certain fundamental investment policies of the Trust, including the Fund:
Proposal 1 – To approve the election of Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis as Trustees to the Board of Trustees of the Trust as follows:
Neuberger Berman Advisers Management Trust Portfolios:
	Number of Shares
	Votes For	Votes Against	Abstentions
Michael J. Cosgrove	34,898,362	—	1,716,138
Marc Gary	34,979,049	—	1,635,451
Deborah C. McLean	34,951,303	—	1,663,197
James G. Stavridis	34,888,635	—	1,725,865
Proposal 2 – To approve the amendment of certain fundamental investment policies of the Fund as follows:
(A) To approve the amendment of the fundamental investment policy regarding borrowing;
(B) To approve the amendment of the fundamental investment policy regarding commodities;
(C) To approve the amendment of the fundamental investment policy regarding industry concentration;
(D) To approve the amendment of the fundamental investment policy regarding lending;
(E) To approve the amendment of the fundamental investment policy regarding investing in real estate;
(F) To approve the amendment of the fundamental investment policy regarding the issuance of senior securities to permit issuing senior securities; and
(G) To approve the amendment of the fundamental investment policy regarding underwriting.
Mid Cap Intrinsic Value Portfolio:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	4,308,092	390,183	434,756
B	4,294,612	367,848	470,572
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Mid Cap Intrinsic Value Portfolio (cont’d):	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
C	4,348,442	350,500	434,089
D	4,249,095	415,413	468,523
E	4,375,394	378,593	379,045
F	4,323,419	371,637	437,976
G	4,225,647	437,621	469,763
Board Consideration of the Management Agreement
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Mid Cap Intrinsic Value Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 29, 2022, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.
In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates.  The Contract Review Committee, which is comprised solely of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review.  The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process. The Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management’s business model.
The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
35

Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund’s investment management agreement separately from those of other funds of the Trust.
This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk.  In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management’s largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to the Fund notwithstanding the disruptions caused by the pandemic.  In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the
36

portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered the outside consulting group’s statements regarding the composition of each of the Expense Group and Performance Universe and whether they were inclusive of non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers or both proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds. The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Fund’s Expense Group and Performance Universe.
With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above.  For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark).  With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-year period and the fifth quintile for the 3-, 5-, and 10-year periods.  The Board noted the Fund’s outperformance versus its benchmark during the 7-month period ending July 31, 2022.  The Board also noted the Fund’s ranking was in the third quintile of its Morningstar peer category for the 7-month period ending July 31, 2022.  The Board considered Management’s representations regarding the factors impacting the Fund’s performance and discussed with Management the additional portfolio management resources that were added to the Fund in 2021 and the steps it was taking with respect to the Fund’s performance.  In addition, the Board met with members of the portfolio management team in October 2021 to discuss the Fund’s performance.
37

Noting that the Fund underperformed over certain periods, the Board discussed with Management the Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance.  The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance.  The Board also considered Management’s responsiveness to the Fund’s relative performance.  In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared the Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund’s total expenses to the median of the total expenses of the Fund’s Expense Group. The Board noted that the Fund’s actual management fee and total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs or the Fund’s relatively small size contributed to the Fund’s actual management fee and total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fourth quintile and the actual management fee and total expenses each ranked in the fifth quintile. In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund’s expense ratio and performance.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board noted that when distribution expenses and taxes were considered, Management experienced a loss on the Fund.)  The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an
38

independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable.
Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in the past, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.
39

Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided or the Fund’s relatively small size; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.
Notice to Shareholders
100.00% of the dividends earned during the fiscal year ended December 31, 2022 qualify for the dividends received deduction for corporate shareholders.
The Fund designates $16,908,965 as a capital gain distribution.
40

Neuberger Berman
Advisers Management Trust
Short Duration Bond Portfolio
I Class Shares

Annual Report
December 31, 2022
B1011 02/23

Short Duration Bond Portfolio Commentary (Unaudited)
The Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the Fund) Class I posted a -5.19% total return for the year ended December 31, 2022 (the reporting period), trailing its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index (the Index), which returned -3.69% for the same period.
The overall U.S. bond market fell sharply during the reporting period. This was driven by a number of factors, including elevated inflation, which reached a 40-year high in May. This triggered a sharp reversal in U.S. Federal Reserve Board (Fed) monetary policy, which included seven rate hikes in 2022 for a total of 4.25%, the most since 1980. Investor sentiment was also negatively impacted by the repercussions from the war in Ukraine and the potential for the Fed’s action to push the economy into a recession. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index posted its worst ever calendar year return since the index’s inception in 1976. All told, the spread sectors (non-U.S. Treasury securities) generally experienced double-digit declines in 2022, as was the case with the overall Treasury market.
The largest detractor from the Fund’s performance during the reporting period was its exposure to structured products, including asset-backed securities and commercial mortgage-backed securities. Our allocation to corporate bonds was also a headwind for returns. Their spreads widened due to their duration, interest rate sensitivity and periods of investor risk aversion, not because of significantly weakening corporate fundamentals, in our view. There were no significant contributors to relative performance in this challenging market environment, although security selection within Energy was additive.
The Fund’s use of futures contracts contributed positively to performance during the reporting period.
We maintained the Fund’s overall positioning during the reporting period, focusing on a diversified mix of non-Treasury spread sectors. Toward the end of the period, we increased the overall quality of the Fund and increased its cash position. In doing so, we have additional "dry powder" to use to take advantage of market dislocations.
Looking ahead, while we have conviction that U.S. inflation will head lower in 2023, we believe it will take continued rate hikes by the Fed. In our view, the central bank is likely to be conservative in leaving rates higher for longer in order to avoid a "double-dip" rise in inflation, as occurred in the 1970s; it will likely look for a convincing decline in inflation before starting to cut rates. With the uncertainties surrounding the Fed and the trajectory for the economy, we have taken a more cautious approach for the Fund. In our view, this environment is well suited to active management given the array of macro events and the opportunities that can arise during periods of elevated volatility.
Sincerely,
Michael Foster, Matthew McGinnis, Ashok Bhatia and David M. Brown
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Portfolio (Unaudited)

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	19.0%
Convertible Bonds	0.1
Corporate Bonds	47.7
Mortgage-Backed Securities	25.3
Short-Term Investments	7.0
Other Assets Less Liabilities	0.9*
Total	100.0%

*	Includes the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 12/31/2022
		1 Year	5 Years	10 Years	Life of Fund
Class I	09/10/1984	-5.19%	0.69%	0.70%	4.23%
Bloomberg 1-3 Year U.S. Government/Credit Bond Index[1,2]		-3.69%	0.92%	0.88%	4.77%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended December 31, 2022, the 30-day SEC yield was 5.48% for Class I shares.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2021 was 0.83% for Class I shares (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios for the annual period ended December 31, 2022 can be found in the Financial Highlights section of this report.

Short Duration Bond Portfolio (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.
Please see Endnotes for additional information.

Endnotes (Unaudited)

1	The date used to calculate Life of Fund performance for the index is September 10, 1984, the Fund’s commencement of operations.
2
The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Bloomberg
U.S. Government/Credit Bond Index. The Bloomberg U.S. Government/Credit Bond Index is the
non-securitized component of the Bloomberg U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities.
Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger
Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).
Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.
The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.
© 2023 Neuberger Berman BD LLC, distributor. All rights reserved.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2022 and held for the entire period. The table illustrates the Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expense Example (Unaudited)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period
Actual	7/1/22	12/31/22	7/1/22 – 12/31/22
Class I	$1,000.00	$1,005.70	$4.50(a)
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.72	$4.53(b)

(a)	Expenses are equal to the annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)
Hypothetical expenses are equal to the annualized expense ratio of 0.89%, multiplied by the average account value over the period
(assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Legend December 31, 2022 (Unaudited)
Short Duration Bond Portfolio
Benchmarks:
CME Term SOFR	= CME Group, Inc. Term Secured Overnight Financing Rate
LIBOR	= London Interbank Offered Rate
SOFR30A	= 30 Day Average Secured Overnight Financing Rate
Index Periods/Payment Frequencies:
1M	= 1 Month
3M	= 3 Months
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC
Currency Abbreviations:
USD	= United States Dollar

Schedule of Investments Short Duration Bond Portfolio^
December 31, 2022

Principal Amount		Value
Mortgage-Backed Securities 25.3%
Adjustable Mixed Balance 0.1%
$94,527	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1M USD LIBOR + 1.13%), 5.25%, due 6/19/2034	$86,643(a)
Collateralized Mortgage Obligations 9.2%
131,199	Angel Oak Mortgage Trust, Ser. 2019-6, Class A1, 2.62%, due 11/25/2059	124,777(b)(c)
Connecticut Avenue Securities Trust
24,354	Ser. 2019-R02, Class 1M2, (1M USD LIBOR + 2.30%), 6.69%, due 8/25/2031	24,324(a)(b)
236,000	Ser. 2021-R01, Class 1M2, (SOFR30A + 1.55%), 5.48%, due 10/25/2041	229,995(a)(b)
460,000	Ser. 2022-R01, Class 1M2, (SOFR30A + 1.90%), 5.83%, due 12/25/2041	436,831(a)(b)
395,000	Ser. 2022-R03, Class 1M2, (SOFR30A + 3.50%), 7.43%, due 3/25/2042	399,945(a)(b)
144,961	Ser. 2022-R07, Class 1M1, (SOFR30A + 2.95%), 6.89%, due 6/25/2042	146,241(a)(b)
761,192	Ser. 2022-R08, Class 1M1, (SOFR30A + 2.55%), 6.48%, due 7/25/2042	763,582(a)(b)
43,000	Ser. 2022-R08, Class 1M2, (SOFR30A + 3.60%), 7.53%, due 7/25/2042	42,625(a)(b)
214,000	Ser. 2022-R08, Class 1B1, (SOFR30A + 5.60%), 9.53%, due 7/25/2042	216,128(a)(b)
251,496	Ellington Financial Mortgage Trust, Ser. 2022-1, Class A1, 2.21%, due 1/25/2067	210,396(b)(c)
Fannie Mae Connecticut Avenue Securities
180,442	Ser. 2016-C03, Class 1M2, (1M USD LIBOR + 5.30%), 9.69%, due 10/25/2028	186,585(a)
605,265	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 6.64%, due 7/25/2030	599,189(a)
Freddie Mac Structured Agency Credit Risk Debt Notes
707,299	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 7.64%, due 7/25/2029	727,210(a)
801,048	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 6.74%, due 4/25/2030	803,817(a)
125,299	Ser. 2019-CS03, Class M1, (1M USD LIBOR + 0.00%), 4.39%, due 10/25/2032	124,948(a)(b)
Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits
385,000	Ser. 2022-DNA2, Class M1B, (SOFR30A + 2.40%), 6.33%, due 2/25/2042	374,419(a)(b)
275,000	Ser. 2022-DNA2, Class M2, (SOFR30A + 3.75%), 7.68%, due 2/25/2042	258,622(a)(b)
320,000	Ser. 2022-HQA1, Class M2, (SOFR30A + 5.25%), 9.18%, due 3/25/2042	310,436(a)(b)
182,000	Ser. 2022-HQA3, Class M1B, (SOFR30A + 3.55%), 7.48%, due 8/25/2042	180,409(a)(b)
GCAT Trust
221,707	Ser. 2019-NQM3, Class A1, 2.69%, due 11/25/2059	205,269(b)(c)
483,713	Ser. 2021-NQM5, Class A1, 1.26%, due 7/25/2066	380,149(b)(c)
459,976	SG Residential Mortgage Trust, Ser. 2021-2, Class A1, 1.74%, due 12/25/2061	369,373(b)(c)
Verus Securitization Trust
483,902	Ser. 2021-3, Class A3, 1.44%, due 6/25/2066	382,694(b)(c)
428,227	Ser. 2021-6, Class A3, 1.89%, due 10/25/2066	343,273(b)(c)
7,841,237
Commercial Mortgage-Backed 12.9%
BBCMS Mortgage Trust
5,372,325	Ser. 2021-C11, Class XA, 1.38%, due 9/15/2054	411,020(c)(d)
1,024,462	Ser. 2022-C17, Class XA, 1.15%, due 9/15/2055	82,746(c)(d)
510,000	BB-UBS Trust, Ser. 2012-SHOW, Class A, 3.43%, due 11/5/2036	474,011(b)
Benchmark Mortgage Trust
227,000	Ser. 2021-B31, Class D, 2.25%, due 12/15/2054	122,953(b)
97,000	Ser. 2021-B31, Class E, 2.25%, due 12/15/2054	47,617(b)
157,000	BPR Trust, Ser. 2022-OANA, Class D, (1M CME Term SOFR + 3.70%), 8.03%, due 4/15/2037	143,980(a)(b)
1,150,000	BX Commercial Mortgage Trust, Ser. 2021-VOLT, Class D, (1M USD LIBOR + 1.65%), 5.97%, due 9/15/2036	1,075,909(a)(b)
BX Trust
269,000	Ser. 2019-OC11, Class A, 3.20%, due 12/9/2041	225,039(b)
256,000	Ser. 2019-OC11, Class D, 3.94%, due 12/9/2041	204,010(b)(c)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Principal Amount		Value
Commercial Mortgage-Backed – cont'd
CAMB Commercial Mortgage Trust
$1,006,000	Ser. 2019-LIFE, Class D, (1M USD LIBOR + 1.75%), 6.07%, due 12/15/2037	$ 970,620(a)(b)
130,000	Ser. 2019-LIFE, Class F, (1M USD LIBOR + 2.55%), 6.87%, due 12/15/2037	123,797(a)(b)
99,427	Citigroup Commercial Mortgage Trust, Ser. 2016-P3, Class A2, 2.74%, due 4/15/2049	94,115
Commercial Mortgage Trust
1,111,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	1,035,631
11,720,107	Ser. 2014-CR18, Class XA, 0.98%, due 7/15/2047	131,352(c)(d)
14,660,498	CSAIL Commercial Mortgage Trust, Ser. 2016-C5, Class XA, 0.90%, due 11/15/2048	303,568(c)(d)
800,000	Eleven Madison Mortgage Trust, Ser. 2015-11MD, Class A, 3.55%, due 9/10/2035	738,858(b)(c)
Freddie Mac Multiclass Certificates
2,420,000	Ser. 2020-RR03, Class X1, 1.71%, due 7/27/2028	186,210(d)
1,500,000	Ser. 2020-RR02, Class DX, 1.82%, due 9/27/2028	126,062(c)(d)
1,535,000	Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	97,322(c)(d)
26,455,830	Freddie Mac Multifamily Structured Pass Through Certificates, Ser. K737, Class X1, 0.64%, due 10/25/2026	492,041(c)(d)
100,000	GS Mortgage Securities Corp. Trust, Ser. 2022-ECI, Class A, (1M CME Term SOFR + 2.19%), 6.53%, due 8/15/2039	98,858(a)(b)
GS Mortgage Securities Trust
130,822	Ser. 2010-C1, Class B, 5.15%, due 8/10/2043	129,094(b)
169,707,632	Ser. 2013-GC13, Class XA, 0.06%, due 7/10/2046	4,837(c)(d)
17,609,668	Ser. 2015-GC30, Class XA, 0.73%, due 5/10/2050	243,438(c)(d)
136,000	ILPT Commercial Mortgage Trust, Ser. 2022-LPF2, Class A, (1M CME Term SOFR + 2.25%), 6.58%, due 10/15/2039	135,958(a)(b)
217,000	INTOWN STAY Mortgage Trust, Ser. 2022-STAY, Class A, (1M CME Term SOFR + 2.49%), 6.82%, due 8/15/2039	215,573(a)(b)
235,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2022-OPO, Class D, 3.45%, due 1/5/2039	168,923(b)(c)
214,221	JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C29, Class ASB, 3.30%, due 5/15/2048	207,746
214,000	Manhattan West Mortgage Trust, Ser. 2020-1MW, Class D, 2.34%, due 9/10/2039	170,030(b)(c)
166,000	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C9, Class B, 3.71%, due 5/15/2046	156,856(c)
693,000	NYO Commercial Mortgage Trust, Ser. 2021-1290, Class D, (1M USD LIBOR + 2.55%), 6.86%, due 11/15/2038	590,015(a)(b)
165,000	ONE Park Mortgage Trust, Ser. 2021-PARK, Class E, (1M CME Term SOFR + 1.75%), 6.20%, due 3/15/2036	148,495(a)(b)
Taubman Centers Commercial Mortgage Trust
100,000	Ser. 2022-DPM, Class A, (1M CME Term SOFR + 2.19%), 6.52%, due 5/15/2037	97,099(a)(b)
146,000	Ser. 2022-DPM, Class B, (1M CME Term SOFR + 2.93%), 7.27%, due 5/15/2037	140,235(a)(b)
123,000	Ser. 2022-DPM, Class C, (1M CME Term SOFR + 3.78%), 8.11%, due 5/15/2037	115,833(a)(b)
WF-RBS Commercial Mortgage Trust
14,738,936	Ser. 2014-LC14, Class XA, 1.24%, due 3/15/2047	125,051(c)(d)
1,130,000	Ser. 2014-C25, Class A5, 3.63%, due 11/15/2047	1,084,503
10,919,405
Fannie Mae 1.6%
Pass-Through Certificates
568,765	4.50%, due 5/1/2041 - 5/1/2044	561,791
196,949	5.50%, due 11/1/2052	197,478
622,341	6.00%, due 11/1/2052 - 12/1/2052	633,069
1,392,338
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Principal Amount		Value
Freddie Mac 1.5%
Pass-Through Certificates
$165,276	3.50%, due 5/1/2026	$ 162,430
304,583	4.50%, due 11/1/2039	302,283
616,478	5.50%, due 9/1/2052 - 10/1/2052	619,560
194,514	6.00%, due 10/1/2052	197,444
1,281,717
Total Mortgage-Backed Securities (Cost $25,397,485)		21,521,340
Asset-Backed Securities 19.0%
1,125,000	37 Capital CLO I Ltd., Ser. 2021-1A, Class A, (3M USD LIBOR + 1.20%), 5.28%, due 10/15/2034	1,075,480(a)(b)
1,000,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	986,602(b)
280,758	Aqua Finance Trust, Ser. 2021-A, Class A, 1.54%, due 7/17/2046	256,700(b)
258,000	Avis Budget Rental Car Funding AESOP LLC, Ser. 2021-2A, Class B, 1.90%, due 2/20/2028	218,247(b)
500,000	Benefit Street Partners CLO XIX Ltd., Ser. 2019-19A, Class D, (3M USD LIBOR + 3.80%), 7.88%, due 1/15/2033	474,142(a)(b)
1,400,000	Crown Castle Towers LLC, 3.66%, due 5/15/2025	1,356,207(b)
565,000	Fort Washington CLO Ltd., Ser. 2021-2A, Class A, (3M USD LIBOR + 1.22%), 5.46%, due 10/20/2034	542,282(a)(b)
1,900,000	Gulf Stream Meridian 3 Ltd., Ser. 2021-IIIA, Class A1, (3M USD LIBOR + 1.32%), 5.40%, due 4/15/2034	1,856,001(a)(b)
93,095	Hilton Grand Vacations Trust, Ser. 2022-2A, Class A, 4.30%, due 1/25/2037	89,311(b)
554,921	JPMorgan Chase Bank NA, Ser. 2021-3, Class B, 0.76%, due 2/26/2029	523,027(b)
168,000	MetroNet Infrastructure Issuer LLC, Ser. 2022-1A, Class A2, 6.35%, due 10/20/2052	167,541(b)
500,000	Milos CLO Ltd., Ser. 2017-1A, Class DR, (3M USD LIBOR + 2.75%), 6.99%, due 10/20/2030	444,400(a)(b)
MVW LLC
420,996	Ser. 2021-2A, Class A, 1.43%, due 5/20/2039	373,097(b)
291,801	Ser. 2021-2A, Class B, 1.83%, due 5/20/2039	261,461(b)
89,738	Ser. 2021-1WA, Class B, 1.44%, due 1/22/2041	81,241(b)
Navient Private Ed. Refi Loan Trust
416,284	Ser. 2021-EA, Class A, 0.97%, due 12/16/2069	348,729(b)
245,652	Ser. 2021-FA, Class A, 1.11%, due 2/18/2070	206,810(b)
500,000	OHA Loan Funding Ltd., Ser. 2016-1A, Class DR, (3M USD LIBOR + 3.00%), 7.24%, due 1/20/2033	463,690(a)(b)
500,000	Palmer Square CLO Ltd., Ser. 2015-2A, Class CR2, (3M USD LIBOR + 2.75%), 6.99%, due 7/20/2030	460,520(a)(b)
1,195,000	PFS Financing Corp., Ser. 2021-A, Class A, 0.71%, due 4/15/2026	1,124,411(b)
565,000	Prestige Auto Receivables Trust, Ser. 2021-1A, Class D, 2.08%, due 2/15/2028	501,616(b)
Sierra Timeshare Receivables Funding LLC
90,108	Ser. 2019-2A, Class A, 2.59%, due 5/20/2036	86,820(b)
104,629	Ser. 2020-2A, Class C, 3.51%, due 7/20/2037	98,666(b)
500,000	Signal Peak CLO 2 LLC, Ser. 2015-1A, Class DR2, (3M USD LIBOR + 2.85%), 7.09%, due 4/20/2029	462,517(a)(b)
378,469	SoFi Professional Loan Program Trust, Ser. 2021-A, Class AFX, 1.03%, due 8/17/2043	300,538(b)
500,000	Symphony CLO XXII Ltd., Ser. 2020-22A, Class D, (3M USD LIBOR + 3.15%), 7.34%, due 4/18/2033	453,131(a)(b)
104,940	Taco Bell Funding LLC, Ser. 2021-1A, Class A2I, 1.95%, due 8/25/2051	88,677(b)
243,636	TAL Advantage VII LLC, Ser. 2020-1A, Class A, 2.05%, due 9/20/2045	213,685(b)
500,000	TICP CLO VII Ltd., Ser. 2017-7A, Class DR, (3M USD LIBOR + 3.20%), 7.28%, due 4/15/2033	463,809(a)(b)
500,000	TICP CLO XV Ltd., Ser. 2020-15A, Class D, (3M USD LIBOR + 3.15%), 7.39%, due 4/20/2033	463,630(a)(b)
500,000	TRESTLES CLO III Ltd., Ser. 2020-3A, Class D, (3M USD LIBOR + 3.25%), 7.49%, due 1/20/2033	468,230(a)(b)
104,549	Vantage Data Centers Issuer LLC, Ser. 2018-2A, Class A2, 4.20%, due 11/15/2043	102,009(b)
1,125,000	Whitebox CLO III Ltd., Ser. 2021-3A, Class A1, (3M USD LIBOR + 1.22%), 5.30%, due 10/15/2034	1,093,939(a)(b)
Total Asset-Backed Securities (Cost $17,031,219)		16,107,166
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Principal Amount		Value

Corporate Bonds 47.7%
Aerospace & Defense 1.7%
	Boeing Co.
$1,150,000	2.20%, due 2/4/2026	$ 1,044,847
480,000	2.70%, due 2/1/2027	433,277
		1,478,124
Agriculture 1.7%
535,000	BAT Capital Corp., 2.26%, due 3/25/2028	444,009
960,000	Philip Morris Int'l, Inc., 5.13%, due 11/17/2027	967,011
		1,411,020
Airlines 2.4%
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
880,000	5.50%, due 4/20/2026	846,249(b)
375,000	5.75%, due 4/20/2029	342,733(b)
140,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	143,072(b)
535,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	521,936(b)
155,000	United Airlines, Inc., 4.38%, due 4/15/2026	143,674(b)
		1,997,664
Auto Manufacturers 1.9%
	Ford Motor Credit Co. LLC
300,000	7.35%, due 11/4/2027	307,410
160,000	2.90%, due 2/10/2029	127,802
	General Motors Financial Co., Inc.
530,000	2.75%, due 6/20/2025	496,132
400,000	2.70%, due 8/20/2027	349,661
370,000	Volkswagen Group of America Finance LLC, 3.35%, due 5/13/2025	353,353(b)
		1,634,358
Auto Parts & Equipment 0.2%
190,000	Goodyear Tire & Rubber Co., 5.00%, due 5/31/2026	179,258
Banks 12.4%
	Banco Santander SA
550,000	2.75%, due 5/28/2025	514,740
1,220,000	5.15%, due 8/18/2025	1,206,496
	Bank of America Corp.
400,000	Ser. L, 3.95%, due 4/21/2025	389,283
1,085,000	3.38%, due 4/2/2026	1,036,217(e)
1,070,000	Citigroup, Inc., 3.35%, due 4/24/2025	1,037,556(e)
1,655,000	Goldman Sachs Group, Inc., 1.95%, due 10/21/2027	1,447,107(e)
	JPMorgan Chase & Co.
700,000	2.30%, due 10/15/2025	659,647(e)
505,000	4.08%, due 4/26/2026	490,316(e)
	Morgan Stanley
100,000	3.62%, due 4/17/2025	97,580(e)
1,200,000	0.79%, due 5/30/2025	1,115,633(e)
855,000	1.59%, due 5/4/2027	750,035(e)
750,000	U.S. Bancorp, 5.73%, due 10/21/2026	763,881(e)
1,100,000	Wells Fargo & Co., 3.91%, due 4/25/2026	1,069,098(e)
		10,577,589
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Principal Amount		Value

Building Materials 0.2%
$220,000	Jeld-Wen, Inc., 4.63%, due 12/15/2025	$184,206(b)
Cosmetics - Personal Care 0.3%
270,000	GSK Consumer Healthcare Capital U.S. LLC, 3.02%, due 3/24/2024	262,046
Diversified Financial Services 2.5%
	AerCap Ireland Capital Designated Activity Co./AerCap Global Aviation Trust
545,000	4.50%, due 9/15/2023	541,420
540,000	6.50%, due 7/15/2025	547,170
670,000	American Express Co., 3.95%, due 8/1/2025	656,358
	OneMain Finance Corp.
90,000	6.88%, due 3/15/2025	86,461
320,000	3.50%, due 1/15/2027	264,950
		2,096,359
Electric 0.5%
465,000	Dominion Energy, Inc., Ser. D, 2.85%, due 8/15/2026	428,621
Energy - Alternate Sources 0.2%
230,000	Sunnova Energy Corp., 5.88%, due 9/1/2026	205,480(b)
Entertainment 1.2%
1,160,000	Warnermedia Holdings, Inc., 3.76%, due 3/15/2027	1,044,614(b)
Food 1.0%
970,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 2.50%, due 1/15/2027	848,478(b)
Healthcare - Products 1.0%
830,000	GE HealthCare Technologies, Inc., 5.55%, due 11/15/2024	832,988(b)
Healthcare - Services 0.3%
240,000	Select Medical Corp., 6.25%, due 8/15/2026	228,199(b)
Home Builders 0.1%
81,000	Tri Pointe Homes, Inc., 5.25%, due 6/1/2027	72,311
Internet 0.1%
80,000	NortonLifeLock, Inc., 6.75%, due 9/30/2027	78,400(b)
Leisure Time 0.3%
140,000	Lindblad Expeditions LLC, 6.75%, due 2/15/2027	127,004(b)
120,000	Royal Caribbean Cruises Ltd., 4.25%, due 7/1/2026	97,001(b)
		224,005
Media 1.9%
	Comcast Corp.
565,000	5.25%, due 11/7/2025	572,403
525,000	4.15%, due 10/15/2028	503,447
550,000	Fox Corp., 3.05%, due 4/7/2025	525,782
		1,601,632
Oil & Gas 0.5%
330,000	Callon Petroleum Co., 6.38%, due 7/1/2026	307,575
90,000	Northern Oil and Gas, Inc., 8.13%, due 3/1/2028	86,417(b)
50,000	PDC Energy, Inc., 5.75%, due 5/15/2026	47,729
		441,721
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Principal Amount		Value

Packaging & Containers 1.1%
$1,015,000	Sonoco Products Co., 1.80%, due 2/1/2025	$943,185
Pharmaceuticals 1.3%
450,000	CVS Health Corp., 3.63%, due 4/1/2027	427,027
700,000	Viatris, Inc., 1.65%, due 6/22/2025	633,985
		1,061,012
Pipelines 3.6%
125,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/2025	124,069(b)
35,000	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, due 4/1/2025	34,048
455,000	Energy Transfer L.P., 4.20%, due 4/15/2027	429,387
	EQM Midstream Partners L.P.
153,000	6.00%, due 7/1/2025	147,645(b)
90,000	7.50%, due 6/1/2027	88,133(b)
340,000	Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, due 10/1/2025	324,941
450,000	Kinder Morgan, Inc., 4.30%, due 3/1/2028	431,068
660,000	MPLX L.P., 4.88%, due 6/1/2025	649,884
	New Fortress Energy, Inc.
210,000	6.75%, due 9/15/2025	198,618(b)
255,000	6.50%, due 9/30/2026	236,819(b)
160,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, due 10/15/2026	152,387(b)
280,000	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 6.00%, due 3/1/2027	261,413(b)
		3,078,412
Real Estate Investment Trusts 2.2%
	American Tower Corp.
405,000	1.60%, due 4/15/2026	360,081
1,305,000	1.45%, due 9/15/2026	1,138,669
90,000	MPT Operating Partnership L.P./MPT Finance Corp., 5.25%, due 8/1/2026	81,968
140,000	Starwood Property Trust, Inc., 4.75%, due 3/15/2025	133,595
115,000	VICI Properties L.P./VICI Note Co., Inc., 4.63%, due 6/15/2025	110,256(b)
		1,824,569
Retail 1.1%
1,100,000	Lowe's Cos., Inc., 1.70%, due 9/15/2028	923,899
Semiconductors 2.3%
750,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, due 1/15/2027	709,418
1,400,000	Marvell Technology, Inc., 1.65%, due 4/15/2026	1,236,497
		1,945,915
Software 2.2%
540,000	Infor, Inc., 1.45%, due 7/15/2023	527,343(b)
	Oracle Corp.
100,000	5.80%, due 11/10/2025	102,239
1,415,000	1.65%, due 3/25/2026	1,266,738
		1,896,320
Telecommunications 3.5%
	AT&T, Inc.
565,000	1.70%, due 3/25/2026	509,176
955,000	1.65%, due 2/1/2028	806,546
220,000	Level 3 Financing, Inc., 3.63%, due 1/15/2029	161,093(b)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Principal Amount		Value

Telecommunications – cont'd
	T-Mobile USA, Inc.
$550,000	2.25%, due 2/15/2026	$ 500,303
690,000	3.75%, due 4/15/2027	649,905
425,000	Verizon Communications, Inc., 1.45%, due 3/20/2026	381,533
		3,008,556
Total Corporate Bonds (Cost $43,324,949)		40,508,941

Convertible Bonds 0.1%
Media 0.1%
100,000	DISH Network Corp., 2.38%, due 3/15/2024 (Cost $92,087)	90,100
Number of Shares

Short-Term Investments 7.0%
Investment Companies 7.0%
5,960,412	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.12%(f) (Cost $5,960,412)	5,960,412
Total Investments 99.1% (Cost $91,806,152)		84,187,959
Other Assets Less Liabilities 0.9%		800,418(g)
Net Assets 100.0%		$84,988,377

(a)	Variable or floating rate security. The interest rate shown was the current rate as of December 31, 2022 and changes periodically.
(b)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At December 31, 2022, these securities amounted to $35,860,089, which represents 42.2% of net assets of the Fund.

(c)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of
December 31, 2022.

(d)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only”
holding.

(e)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(f)	Represents 7-day effective yield as of December 31, 2022.
(g)	Includes the impact of the Fund’s open positions in derivatives at December 31, 2022.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$66,361,105	78.1%
Cayman Islands	8,259,254	9.7%
Spain	1,721,236	2.1%
Ireland	1,088,590	1.3%
United Kingdom	444,009	0.5%
Germany	353,353	0.4%
Short-Term Investments and Other Assets—Net	6,760,830	7.9%
	$84,988,377	100.0%
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At December 31, 2022, open positions in futures for the Fund were as follows:
Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2023	206	U.S. Treasury Note, 2 Year	$42,246,094	$1,602
Total Long Positions			$42,246,094	$1,602

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2023	25	U.S. Treasury Note, 10 Year	$(2,807,422)	$20,297
3/2023	148	U.S. Treasury Note, 5 Year	(15,973,594)	19,843
3/2023	7	U.S. Treasury Ultra Bond	(940,187)	36,605
Total Short Positions			$(19,721,203)	$76,745
Total Futures				$78,347
At December 31, 2022, the Fund had $378,888 deposited in a segregated account to cover margin requirements on open futures.
For the year ended December 31, 2022, the average notional value for the months where the Fund had futures outstanding was $47,493,315 for long positions and $(27,453,487) for short positions.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of December 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities#	$—	$21,521,340	$—	$21,521,340
Asset-Backed Securities	—	16,107,166	—	16,107,166
Corporate Bonds#	—	40,508,941	—	40,508,941
Convertible Bonds#	—	90,100	—	90,100
Short-Term Investments	—	5,960,412	—	5,960,412
Total Investments	$—	$84,187,959	$—	$84,187,959

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of December 31, 2022:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$78,347	$—	$—	$78,347
Total	$78,347	$—	$—	$78,347

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio
December 31, 2022
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$84,187,959
Cash collateral segregated for futures contracts (Note A)	378,888
Interest receivable	658,689
Receivable for accumulated variation margin on futures contracts (Note A)	78,347
Receivable for Fund shares sold	3,634
Prepaid expenses and other assets	2,805
Total Assets	85,310,322
Liabilities
Payable to investment manager (Note B)	12,326
Payable for Fund shares redeemed	189,417
Payable to administrator (Note B)	29,003
Payable for audit fees	47,190
Payable for shareholder reports	22,967
Other accrued expenses and payables	21,042
Total Liabilities	321,945
Net Assets	$84,988,377
Net Assets consist of:
Paid-in capital	$118,699,345
Total distributable earnings/(losses)	(33,710,968)
Net Assets	$84,988,377
Shares Outstanding ($.001 par value; unlimited shares authorized)	8,906,990
Net Asset Value, offering and redemption price per share	$9.54
*Cost of Investments:
(a) Unaffiliated issuers	$91,806,152

See Notes to Financial Statements

Statement of Operations
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio
For the Fiscal Year Ended December 31, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$10,035
Interest and other income—unaffiliated issuers	3,935,069
Income from securities loaned—net	5,517
Total income	$3,950,621
Expenses:
Investment management fees (Note B)	162,286
Administration fees (Note B)	381,850
Shareholder servicing agent fees	5,386
Audit fees	47,190
Custodian and accounting fees	88,853
Insurance	2,414
Legal fees	24,926
Shareholder reports	36,581
Trustees' fees and expenses	42,799
Interest	1,861
Miscellaneous and other fees	11,422
Total expenses	805,568
Net investment income/(loss)	$3,145,053
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(2,695,442)
Expiration or closing of futures contracts	(27,800)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(6,268,375)
Futures contracts	319,386
Net gain/(loss) on investments	(8,672,231)
Net increase/(decrease) in net assets resulting from operations	$(5,527,178)
See Notes to Financial Statements

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	SHORT DURATION BOND PORTFOLIO
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2022	December 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$3,145,053	$2,744,476
Net realized gain/(loss) on investments	(2,723,242)	1,177,491
Change in net unrealized appreciation/(depreciation) of investments	(5,948,989)	(3,217,512)
Net increase/(decrease) in net assets resulting from operations	(5,527,178)	704,455
Distributions to Shareholders From (Note A):
Distributable earnings	(3,374,162)	(2,940,011)
From Fund Share Transactions (Note D):
Proceeds from shares sold	7,557,614	27,040,918
Proceeds from reinvestment of dividends and distributions	3,374,162	2,940,011
Payments for shares redeemed	(28,519,239)	(19,321,469)
Net increase/(decrease) from Fund share transactions	(17,587,463)	10,659,460
Net Increase/(Decrease) in Net Assets	(26,488,803)	8,423,904
Net Assets:
Beginning of year	111,477,180	103,053,276
End of year	$84,988,377	$111,477,180
See Notes to Financial Statements

Notes to Financial Statements Short Duration Bond Portfolio
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended.Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers only Class I shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other

Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relevant listed bond and preferred stock prices and Other Market Information.
Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
3
Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the New York Stock Exchange is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.
4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.
5
Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2022, the Fund did not have any unrecognized tax positions.
For federal income tax purposes, the estimated cost of investments held at December 31, 2022 was $92,031,178. The estimated gross unrealized appreciation was $360,801 and estimated gross unrealized depreciation was $8,204,020 resulting in net unrealized depreciation in value of investments of $(7,843,219) based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.
The tax character of distributions paid during the years ended December 31, 2022, and December 31, 2021, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$3,374,162	$2,940,011	$—	$—	$3,374,162	$2,940,011
As of December 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$3,710,406	$—	$(7,843,217)	$(29,578,157)	$—	$(33,710,968)
The temporary differences between book basis and tax basis distributable earnings are primarily due to amortization of bond premium and mark-to-market adjustments on futures.
To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at December 31, 2022, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
Capital Loss Carryforwards
Long-Term	Short-Term
$25,744,241	$3,833,916
6
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.
8
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.
9
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
10
Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
11
When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

The Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.
12
Derivative instruments: The Fund’s use of derivatives during the year ended December 31, 2022, is described below. Please see the Schedule of Investments for the Fund’s open positions in derivatives, if any, at December 31, 2022. The disclosure requirements of ASC 815 “Derivatives and Hedging” (“ASC 815”) distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act which became effective in August 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Funds have adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the year ended December 31, 2022, the Fund used U.S. Treasury and Eurodollar futures to manage the duration of the Fund.
At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as “initial margin,” which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as “variation margin,” to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this “mark to market,” are recorded by the Fund as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.
For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund’s taxable income.

At December 31, 2022, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	$78,347	Receivable/Payable for accumulated variation margin on futures contracts	$—
The impact of the use of these derivative instruments on the Statement of Operations during the year ended December 31, 2022, was as follows:
	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Futures
Interest rate risk	$(27,800)	$319,386

(a)	Net realized gains/(losses) on derivatives are located in the Statement of Operations each under the caption, "Net realized gain/(loss) on:"

Futures	Expiration or closing of futures contracts

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statement of Operations each under the caption, "Change in net unrealized appreciation/(depreciation in value of:"

Futures	Futures contracts
13
Securities lending: The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included on the Statement of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
As of December 31, 2022, the Fund did not have any outstanding loans of securities.
14
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.17% of the first $2 billion of the Fund’s average daily net assets and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the year ended December 31, 2022, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.17% of the Fund’s average daily net assets.
The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at the annual rate of 0.40% of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) (“annual operating expenses”); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay NBIA for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the year ended December 31, 2022, there was no repayment to NBIA under these agreements.
At December 31, 2022, the Fund had no contingent liabilities to NBIA under the agreement.
			Expenses Reimbursed in Year Ended December 31,
			2020	2021	2022
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025
Class I	0.95%(b)	12/31/25	$—	$—	$—

(a)	Expense limitation per annum of the Fund's average daily net assets.
(b)	Prior to February 28, 2020, the contractual expense limitation was 1.00%.
Neuberger Berman BD LLC is the Fund’s “principal underwriter” within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund’s Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund’s Class I shares.

Note C—Securities Transactions:
During the year ended December 31, 2022 there were purchase and sale transactions of long-term securities (excluding futures) as follows:
Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$6,108,377	$45,162,983	$9,375,903	$64,009,802
Note D—Fund Share Transactions:
Share activity for the years ended December 31, 2022, and December 31, 2021, was as follows:
	For the Year Ended December 31, 2022				For the period ended December 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	754,963	361,259	(2,851,390)	(1,735,168)	2,518,948	279,469	(1,801,877)	996,540
Note E—Line of Credit:
At December 31, 2022, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the daily simple SOFR rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2022. During the year ended December 31, 2022, the Fund did not utilize the Credit Facility.
Note F—Recent Accounting Pronouncement:
In December 2022, the FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”, which is an update to Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)” and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
Note G—Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.
Russia's Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Financial Highlights
Short Duration Bond Portfolio
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$10.48	$10.68	$10.57	$10.40	$10.46
Income/(Loss) From Investment Operations:
Net Investment Income/(Loss)[a]	0.33	0.26	0.24	0.18	0.14
Net Gains or (Losses) on Securities (both realized and unrealized)	(0.88)	(0.18)	0.12	0.20	(0.03)
Total From Investment Operations	(0.55)	0.08	0.36	0.38	0.11
Less Distributions From:
Net Investment Income	(0.39)	(0.28)	(0.25)	(0.21)	(0.17)
Net Asset Value, End of Year	$9.54	$10.48	$10.68	$10.57	$10.40
Total Return[b]	(5.19)%	0.74%[c]	3.46%	3.69%[c]	1.02%[c]
Supplemental Data/Ratios
Net Assets, End of Year (in millions)	$85.0	$111.5	$103.1	$107.0	$117.6
Ratio of Gross Expenses to Average Net Assets[d]	0.84%	0.80%	0.86%	0.88%	0.87%
Ratio of Net Expenses to Average Net Assets	0.84%	0.80%	0.86%	0.88%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.29%	2.47%	2.26%	1.69%	1.34%
Portfolio Turnover Rate	55%	91%	162%	91%	60%

See Notes to Financial Highlights

Notes to Financial Highlights Short Duration Bond Portfolio

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested.
Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

c
The class action proceeds received in 2021 and 2019 had no impact on the Fund's total return for the years ended December 31, 2021 and 2019. Had the Fund not received class action proceeds in 2018, total return based on per share NAV for the year ended December 31, 2018, would have been:

Year Ended December 31,
2018
Class I	0.92%

d
Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio and Board of Trustees of the Neuberger Berman Advisers Management Trust
Opinion on the Financial Statements
 We have audited the accompanying statement of assets and liabilities of Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the “Portfolio”) (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 14, 2023

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50
Director, America Press, Inc.
(not-for-profit Jesuit
publisher), 2015 to 2021;
formerly, Director, Fordham
University, 2001 to 2018;
formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, Jewish
Theological Seminary, 2012
to 2020; formerly, Executive
Vice President and General
Counsel, Fidelity
Investments, 2007 to 2012;
formerly, Executive Vice
President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
50
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
50
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly
Director, Dexter Corp.,
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, 1 William Street
Credit Income Fund, since
2018; Board Member,
American Family Insurance (a
mutual company, not
publicly traded), since March
2009; formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50
Board member, The
Maritime Aquarium at
Norwalk, since 2020; Board
member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	50
Director, 1 WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
50
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any

Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012, and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer (Mutual Funds) and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel — Mutual Funds, since 2016 and Managing Director,
NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016;
Counsel, 2007 to 2015; Senior Vice President, 2013 to 2016; Vice
President, 2009 to 2013; Chief Legal Officer (only for purposes of sections
307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Senior Vice President, Neuberger Berman, since 2023; Vice President,
Neuberger Berman, since 2008 and Employee since 1999; Vice President,
NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman,
2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer — Mutual Funds and Managing Director, NBIA, since 2015;
formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice
President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating
Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018
Senior Vice President and Associate General Counsel, Neuberger Berman,
since July 2018; Assistant United States Attorney, Southern District of New
York, 2009 to 2018; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Report of Votes of Shareholders
A Special Meeting of Shareholders was held on June 30, 2022 and adjourned to August 11, 2022 for the Neuberger Berman Advisers Management Trust Portfolios (the "Trust"). Shareholders voted to approve the election of four trustees to the Board of Trustees of the Trust and to approve the amendment of certain fundamental investment policies of the Trust, including the Fund:
Proposal 1 – To approve the election of Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis as Trustees to the Board of Trustees of the Trust as follows:
Neuberger Berman Advisers Management Trust Portfolios:
	Number of Shares
	Votes For	Votes Against	Abstentions
Michael J. Cosgrove	34,898,362	—	1,716,138
Marc Gary	34,979,049	—	1,635,451
Deborah C. McLean	34,951,303	—	1,663,197
James G. Stavridis	34,888,635	—	1,725,865
Proposal 2 – To approve the amendment of certain fundamental investment policies of the Fund as follows:
(A) To approve the amendment of the fundamental investment policy regarding borrowing;
(B) To approve the amendment of the fundamental investment policy regarding commodities;
(C) To approve the amendment of the fundamental investment policy regarding industry concentration;
(D) To approve the amendment of the fundamental investment policy regarding lending;
(E) To approve the amendment of the fundamental investment policy regarding investing in real estate;
(F) To approve the amendment of the fundamental investment policy regarding the issuance of senior securities to permit issuing senior securities; and
(G) To approve the amendment of the fundamental investment policy regarding underwriting.
Short Duration Bond Portfolio:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	8,268,185	691,042	727,340
B	8,369,240	616,239	701,088

Short Duration Bond Portfolio (cont’d):	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
C	8,399,072	565,528	721,968
D	8,240,285	752,902	693,380
E	8,357,750	614,727	714,089
F	8,382,845	550,099	753,623
G	8,149,525	663,063	873,980
Board Consideration of the Management Agreement
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Short Duration Bond Portfolio (the "Fund").  Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel").  At a meeting held on September 29, 2022, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.
In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.  Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates.  The Contract Review Committee, which is comprised solely of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review.  The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.  Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.  The Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management’s business model.
The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement.  During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder.  In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders.  The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.  The Board considered the Fund’s investment management agreement separately from those of other funds of the Trust.
This description is not intended to include all of the factors considered by the Board.  The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.  The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services.  The Board also considered Management’s policies and practices regarding trade execution, transaction costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.  The Board also noted that Management had increased its capabilities with respect to environmental, social, and corporate governance matters and considered how that might impact the Fund.  The Board noted the additional responsibilities of Management in administering the liquidity risk management program.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services.  The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission.  The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation.  The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk.  In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.  The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.  The Board noted Management’s largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to the Fund notwithstanding the disruptions caused by the pandemic.  In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management.  The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.  In addition, the Board considered actions taken by Management in response to market conditions and considered the overall performance of Management in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to a group of industry peers (“Expense Group”) and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective (“Performance Universe”).  The Board considered the outside consulting group’s statements regarding the composition of each of the Expense Group and Performance Universe and whether they were inclusive of non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers or both proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds.  The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems.  The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Fund’s Expense Group and Performance Universe.
With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm.  The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above.  For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark).  With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.
The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-year period, the second quintile for the 3- and 10-year periods, and the third quintile for the 5-year period. The Board also took into account that in July 2022, Management added a new portfolio manager, and in 2020, Management made changes to the Fund’s investment strategy.
The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance.  The

Board also considered Management’s responsiveness to the Fund’s relative performance.  In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above.  The Board reviewed a comparison of the Fund’s management fee to its Expense Group.  The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management.  However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund.  Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared the Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.)  The Board also compared the Fund’s total expenses to the median of the total expenses of the Fund’s Expense Group. The Board noted that the Fund’s actual management fee and total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund’s actual management fee and total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.
The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked fourth out of five funds and the actual management fee and total expenses each ranked fifth out of five funds.  The Board also took into account that in 2020 Management reduced the Fund’s expense limitation. In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace.  The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund’s expense ratio and performance.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)  The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures.  In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated loss was not unreasonable.
Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in the past, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods.  The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm.  In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment.  The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund.  The Board noted that Management incurred a loss on its management of the Fund during the review period even before consideration of distribution expenses and taxes.
Information Regarding Services to Other Clients
The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts.  The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels.  The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline.  The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board.  The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders.  In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund.  The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Neuberger Berman
Advisers Management Trust
Sustainable Equity Portfolio
I Class Shares
S Class Shares

Annual Report
December 31, 2022
B1017 02/23

Sustainable Equity Portfolio Commentary (Unaudited)
The Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio (the Fund) Class I generated a total return of -18.45% for the year ended December 31, 2022 (the reporting period), trailing the -18.11% total return of its benchmark, the S&P 500® Index (the Index). (Performance for all share classes is provided in the table immediately following this letter.)
In 2022, rising interest rates, extreme inflationary pressures, and global recessionary fears continued to weigh on equity markets, which suffered some of their worst performance in 40+ years, even with a late-year rally.
As inflation hit multi-year highs, coordinated monetary policy action from global central banks worked to thread the needle between taming inflation and balancing recession risks. The U.S. Federal Reserve Board hiked interest rates seven times during the reporting period, for a total increase of 4.25%.
Within this backdrop, growth stocks underperformed value across the market-cap spectrum, with the weakest earnings per share growth, greatest multiple contraction, and sharpest price declines.
We believe market and economic cycles are normal and necessary. This year, some unsustainable excesses were wrung out of a market that had been supported by years of global central banks’ loose, easy monetary policy. For example, facing a surprise tax bill, the special purpose acquisition companies (SPAC) boom dwindled; crypto mania ended with a series of bankruptcies; and the IPO market faced one of its hardest years since 2009.
Our performance within the difficult environment validates our commitment to investing in what we believe to be high quality companies. We look beyond short-term and technical metrics such as earnings and price volatility and seek to take a holistic ownership approach to defining quality. Our analysis emphasizes visible cash flows, deep economic moats, healthy balance sheets with pricing power, robust stakeholder relationships, and thoughtful and disciplined consideration for issues such as diversity, management tenure, and operational efficiency.
Health Care, Financials and Information Technology holdings contributed most to our relative performance for the year, and insurers Cigna and Progressive were top contributors. Both are relatively large portfolio holdings that benefited from strong earnings and business tailwinds.
Our underweight versus the Index to the strong Energy sector was our most significant headwind, followed by stock selection within Industrials and Utilities. Alphabet and Zebra Technologies were key detractors. Alphabet, parent of Google, was the biggest detractor as its core ad business fell short of expectations. Zebra, an enterprise mobile computing company, stumbled as supply chain disruptions within semiconductors prevented the company from meeting strong demand. We continue to own both names.
During the reporting period, given the market pullback, we continued to be opportunistic. We sold our positions in Accenture, Advance Auto Parts, ANSYS, Aptiv, Comcast, CoStar Group, Medtronic, Stanley Black & Decker, Starbucks, Unilever and Discovery, given unfavorable outlooks for these cyclical businesses within the current economic environment. We used proceeds to opportunistically add to businesses we believe have distinctive, high-quality management teams, including new positions in Amazon, Apple, Bank of America, Berkshire Hathaway, Costco and Coterra Energy.
The fourth quarter’s rally was powered by the belief that inflation may have peaked. However, looking ahead, we believe the economic backdrop remains fairly uncertain, existing in an uncomfortable balance between inflation, interest rates and economic growth.
Given this situation, we anticipate ongoing market volatility, and the possibility of downward earnings growth revisions and lower earnings. We believe this type of market will underscore the value of our disciplined, long-term approach, and fundamentally driven bottom-up stock selection. As always, we will work to use volatility as an opportunity to strengthen the portfolio, buying what we view as high quality companies on temporary price drops, and selling into strength.
1

We look forward to continuing to serve your investment needs.
Sincerely,
Daniel P. Hanson
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.
To read more on how we integrate sustainability issues into our investment process, please visit www.nb.com/sustainableequity.
2

Sustainable Equity Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	4.9%
Consumer Discretionary	8.6
Consumer Staples	4.7
Energy	0.9
Financials	17.5
Health Care	17.8
Industrials	9.5
Information Technology	28.7
Materials	1.7
Utilities	2.5
Short-Term Investments	3.2
Total	100.0%

*	Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 12/31/2022
		1 Year	5 Years	10 Years	Life of Fund
Class I	02/18/1999	-18.45%	7.40%	10.89%	7.39%
Class S1	05/01/2006	-18.65%	7.14%	10.64%	7.26%
S&P 500® Index[2,3]		-18.11%	9.42%	12.56%	6.89%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.89% and 1.16% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended December 31, 2022 can be found in the Financial Highlights section of this report.
3

Sustainable Equity Portfolio (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund’s share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.
Please see Endnotes for additional information.
4

Endnotes (Unaudited)

1	Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.
2	The date used to calculate Life of Fund performance for the index is February 18, 1999, the inception date of Class I shares, the Fund's oldest share class.
3
The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger
Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).
Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.
The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.
© 2023 Neuberger Berman BD LLC, distributor. All rights reserved.
5

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2022 and held for the entire period. The table illustrates the Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expense Example (Unaudited)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SUSTAINABLE EQUITY PORTFOLIO
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period	Expense
Actual	7/1/22	12/31/22	7/1/22 – 12/31/22	Ratio
Class I	$1,000.00	$1,031.30	$4.92(a)	0.96%
Class S	$1,000.00	$1,030.20	$6.19(a)	1.21%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.37	$4.89(b)	0.96%
Class S	$1,000.00	$1,019.11	$6.16(b)	1.21%

(a)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period
(assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

6

Legend December 31, 2022 (Unaudited)
Sustainable Equity Portfolio
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC
7

Schedule of Investments Sustainable Equity Portfolio^
December 31, 2022

Number of Shares		Value
Common Stocks 96.8%
Banks 5.1%
395,035	Bank of America Corp.	$ 13,083,559
144,703	JPMorgan Chase & Co.	19,404,672
		32,488,231
Capital Markets 2.6%
161,425	Intercontinental Exchange, Inc.	16,560,591
Communications Equipment 2.6%
135,814	Arista Networks, Inc.	16,481,029*
Diversified Financial Services 5.5%
15	Berkshire Hathaway, Inc. Class A	7,030,664*
90,612	Berkshire Hathaway, Inc. Class B	27,990,047*
		35,020,711
Electrical Equipment 1.8%
392,298	Vestas Wind Systems A/S	11,443,586
Electronic Equipment, Instruments & Components 1.4%
34,918	Zebra Technologies Corp. Class A	8,953,324*
Food & Staples Retailing 2.1%
28,502	Costco Wholesale Corp.	13,011,163
Health Care Equipment & Supplies 3.3%
80,431	Becton, Dickinson & Co.	20,453,603
16,086	Embecta Corp.	406,815
		20,860,418
Health Care Providers & Services 9.4%
128,428	AmerisourceBergen Corp.	21,281,804
115,038	Cigna Corp.	38,116,691
		59,398,495
Hotels, Restaurants & Leisure 3.4%
934,246	Compass Group PLC	21,573,628
Household Products 2.6%
209,685	Colgate-Palmolive Co.	16,521,081
Insurance 4.2%
202,667	Progressive Corp.	26,287,937
Interactive Media & Services 5.0%
355,629	Alphabet, Inc. Class A	31,377,147*
Internet & Direct Marketing Retail 5.2%
389,834	Amazon.com, Inc.	32,746,056*
IT Services 10.3%
257,404	Cognizant Technology Solutions Corp. Class A	14,720,935
Number of Shares		Value
IT Services – cont'd
102,656	Fiserv, Inc.	$ 10,375,442*
217,676	GoDaddy, Inc. Class A	16,286,518*
68,506	MasterCard, Inc. Class A	23,821,591
		65,204,486
Life Sciences Tools & Services 2.8%
65,407	Danaher Corp.	17,360,326
Machinery 1.8%
142,308	Otis Worldwide Corp.	11,144,139
Materials 1.7%
45,733	Sherwin-Williams Co.	10,853,813
Multi-Utilities 2.5%
1,320,933	National Grid PLC	15,823,922
Oil, Gas & Consumable Fuels 0.9%
234,810	Coterra Energy, Inc.	5,769,282
Pharmaceuticals 2.3%
46,663	Roche Holding AG	14,663,257
Road & Rail 2.2%
448,760	CSX Corp.	13,902,585
Semiconductors & Semiconductor Equipment 4.2%
160,109	Texas Instruments, Inc.	26,453,209
Software 8.1%
26,649	Intuit, Inc.	10,372,324
169,757	Microsoft Corp.	40,711,123
		51,083,447
Technology Hardware, Storage & Peripherals 2.1%
100,294	Apple, Inc.	13,031,199
Trading Companies & Distributors 3.7%
16,235	United Rentals, Inc.	5,770,244*
31,673	W.W. Grainger, Inc.	17,618,106
		23,388,350
Total Common Stocks (Cost $414,745,336)		611,401,412
Principal Amount
Short-Term Investments 3.2%
Certificates of Deposit 0.0%(a)
$100,000	Self Help Credit Union, 0.10%, due 1/29/2023	100,000
100,000	Self Help Federal Credit Union, 0.10%, due 3/3/2023	100,000
		200,000
See Notes to Financial Statements
8

Schedule of Investments Sustainable Equity Portfolio^  (cont’d)
Number of Shares		Value
Investment Companies 3.2%
19,889,263	State Street Institutional Treasury Money Market Fund Premier Class, 3.79%(b)	$19,889,263
Total Short-Term Investments (Cost $20,089,263)		20,089,263
Total Investments 100.0% (Cost $434,834,599)		631,490,675
Other Assets Less Liabilities 0.0%(a)		311,877
Net Assets 100.0%		$631,802,552

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets of the Fund.
(b)	Represents 7-day effective yield as of December 31, 2022.
See Notes to Financial Statements
9

Schedule of Investments Sustainable Equity Portfolio^  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$547,897,019	86.7%
United Kingdom	37,397,550	5.9%
Switzerland	14,663,257	2.4%
Denmark	11,443,586	1.8%
Short-Term Investments and Other Assets—Net	20,401,140	3.2%
	$631,802,552	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of December 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Electrical Equipment	$—	$11,443,586	$—	$11,443,586
Hotels, Restaurants & Leisure	—	21,573,628	—	21,573,628
Multi-Utilities	—	15,823,922	—	15,823,922
Pharmaceuticals	—	14,663,257	—	14,663,257
Other Common Stocks#	547,897,019	—	—	547,897,019
Total Common Stocks	547,897,019	63,504,393	—	611,401,412
Short-Term Investments	—	20,089,263	—	20,089,263
Total Investments	$547,897,019	$83,593,656	$—	$631,490,675

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements
10

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
Sustainable Equity Portfolio
December 31, 2022
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$631,490,675
Foreign currency(b)	10
Dividends and interest receivable	797,887
Receivable for Fund shares sold	268,514
Prepaid expenses and other assets	20,254
Total Assets	632,577,340
Liabilities
Payable to investment manager (Note B)	288,935
Payable for Fund shares redeemed	34,467
Payable to administrator—net (Note B)	184,597
Payable for audit fees	39,890
Payable for shareholder reports	183,173
Other accrued expenses and payables	43,726
Total Liabilities	774,788
Net Assets	$631,802,552
Net Assets consist of:
Paid-in capital	$422,592,634
Total distributable earnings/(losses)	209,209,918
Net Assets	$631,802,552
Net Assets
Class I	$515,084,470
Class S	116,718,082
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	19,217,263
Class S	4,337,426
Net Asset Value, offering and redemption price per share
Class I	$26.80
Class S	26.91
*Cost of Investments:
(a) Unaffiliated issuers	$434,834,599
(b) Total cost of foreign currency	$10

See Notes to Financial Statements
11

Statement of Operations
Neuberger Berman Advisers Management Trust
Sustainable Equity Portfolio
For the Fiscal Year Ended December 31, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$8,502,897
Interest and other income—unaffiliated issuers	193,942
Foreign taxes withheld	(89,086)
Total income	$8,607,753
Expenses:
Investment management fees (Note B)	3,543,342
Administration fees (Note B):
Class I	1,631,826
Class S	381,914
Distribution fees (Note B):
Class S	318,262
Shareholder servicing agent fees:
Class I	12,501
Class S	6,090
Audit fees	39,890
Custodian and accounting fees	88,777
Insurance	16,383
Legal fees	164,326
Shareholder reports	233,112
Trustees' fees and expenses	43,571
Interest	348
Miscellaneous and other fees	48,665
Total expenses	6,529,007
Expenses reimbursed by Management (Note B)	(4,471)
Total net expenses	6,524,536
Net investment income/(loss)	$2,083,217
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	11,087,977
Settlement of foreign currency transactions	(72,627)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(157,947,858)
Foreign currency translations	(23,085)
Net gain/(loss) on investments	(146,955,593)
Net increase/(decrease) in net assets resulting from operations	$(144,872,376)
See Notes to Financial Statements
12

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	SUSTAINABLE EQUITY PORTFOLIO
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2022	December 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,083,217	$2,573,927
Net realized gain/(loss) on investments	11,015,350	62,966,332
Change in net unrealized appreciation/(depreciation) of investments	(157,970,943)	88,592,746
Net increase/(decrease) in net assets resulting from operations	(144,872,376)	154,133,005
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(53,600,959)	(13,878,857)
Class S	(11,948,619)	(3,041,222)
Total distributions to shareholders	(65,549,578)	(16,920,079)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	26,408,665	25,860,993
Class S	7,312,605	11,184,594
Proceeds from reinvestment of dividends and distributions:
Class I	53,600,959	13,878,857
Class S	11,948,619	3,041,222
Payments for shares redeemed:
Class I	(34,033,044)	(54,841,881)
Class S	(15,440,163)	(17,845,017)
Net increase/(decrease) from Fund share transactions	49,797,641	(18,721,232)
Net Increase/(Decrease) in Net Assets	(160,624,313)	118,491,694
Net Assets:
Beginning of year	792,426,865	673,935,171
End of year	$631,802,552	$792,426,865
See Notes to Financial Statements
13

Notes to Financial Statements Sustainable Equity Portfolio
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended.Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers Class I and Class S shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that
14

case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Certificates of deposit are valued at amortized cost (Level 2 inputs).
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
3
Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.
4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend
15

income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.
5
Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2022, the Fund did not have any unrecognized tax positions.
For federal income tax purposes, the estimated cost of investments held at December 31, 2022 was $435,348,672. The estimated gross unrealized appreciation was $214,559,005 and estimated gross unrealized depreciation was $18,417,002 resulting in net unrealized appreciation in value of investments of $196,142,003 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2022, the Fund recorded the following permanent reclassification related to a miscellaneous adjustment:
Paid-in Capital	Total Distributable Earnings/(Losses)
$1	$(1)
The tax character of distributions paid during the years ended December 31, 2022, and December 31, 2021, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$5,185,793	$2,523,991	$60,363,785	$14,396,088	$65,549,578	$16,920,079
As of December 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$2,009,168	$11,057,611	$196,143,139	$—	$—	$209,209,918
The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.
16

6
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.
7
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
8
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
9
Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
10
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
11
Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included on the Statement of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any
17

increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
During the year ended December 31, 2022, the Fund did not participate in securities lending.
12
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
13
Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2022, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund’s average daily net assets.
The Fund retains NBIA as its administrator under an Administration Agreement. Each class pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Fund’s Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the year ended December 31, 2022, there was no repayment to NBIA under these agreements.
At December 31, 2022, the Fund's contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended December 31,
			2020	2021	2022
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025
Class I	1.30%	12/31/25	$—	$—	$—
18

			Expenses Reimbursed in Year Ended December 31,
			2020	2021	2022
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025
Class S	1.17%	12/31/25	$—	$—	$4,471

(a)	Expense limitation per annum of the respective class’s average daily net assets.
Neuberger Berman BD LLC (the "Distributor") is the Fund’s "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund’s Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund’s Class I shares.
The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S’s average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.
Note C—Securities Transactions:
During the year ended December 31, 2022, there were purchase and sale transactions of long-term securities of $148,269,784 and $174,193,796, respectively.
During the year ended December 31, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended December 31, 2022, and December 31, 2021, was as follows:
	For the Year Ended December 31, 2022				For the Year Ended December 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	857,443	2,162,201	(1,073,430)	1,946,214	753,297	398,131	(1,603,118)	(451,690)
Class S	236,357	479,864	(495,636)	220,585	325,880	86,992	(517,770)	(104,898)
Note E—Line of Credit:
At December 31, 2022, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same
19

terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the daily simple SOFR rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2022. During the year ended December 31, 2022, the Fund did not utilize the Credit Facility.
Note F—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note G—Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.
Russia's Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
20

Financial Highlights
Sustainable Equity Portfolio
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.
Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$37.03	$30.69	$26.89	$22.70	$25.61
Income From Investment Operations:
Net Investment Income/(Loss)[a]	0.11	0.14	0.13	0.17	0.14
Net Gains or Losses on Securities (both realized and unrealized)	(7.20)	7.01	4.98	5.59	(1.48)
Total From Investment Operations	(7.09)	7.15	5.11	5.76	(1.34)
Less Distributions From:
Net Investment Income	(0.14)	(0.13)	(0.17)	(0.11)	(0.13)
Net Realized Capital Gains	(3.00)	(0.68)	(1.14)	(1.46)	(1.44)
Total Distributions	(3.14)	(0.81)	(1.31)	(1.57)	(1.57)
Net Asset Value, End of Year	$26.80	$37.03	$30.69	$26.89	$22.70
Total Return[b]	(18.45)%	23.48%[c]	19.56%[c]	25.88%[c]	(5.73)%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$515.1	$639.6	$544.0	$491.3	$339.0
Ratio of Gross Expenses to Average Net Assets[d]	0.92%	0.89%	0.92%	0.93%	0.95%
Ratio of Net Expenses to Average Net Assets	0.92%	0.89%	0.92%	0.93%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.36%	0.40%	0.48%	0.67%	0.53%
Portfolio Turnover Rate	22%	15%	22%	21%[e]	13%
See Notes to Financial Highlights
21

Financial Highlights  (cont’d)

Class S
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$37.12	$30.78	$26.97	$22.79	$25.69
Income (Loss) From Investment Operations:
Net Investment Income/(Loss)[a]	0.03	0.05	0.06	0.10	0.08
Net Gains or Losses on Securities (both realized and unrealized)	(7.20)	7.03	5.00	5.61	(1.48)
Total From Investment Operations	(7.17)	7.08	5.06	5.71	(1.40)
Less Distributions From:
Net Investment Income	(0.04)	(0.06)	(0.11)	(0.07)	(0.06)
Net Realized Capital Gains	(3.00)	(0.68)	(1.14)	(1.46)	(1.44)
Total Distributions	(3.04)	(0.74)	(1.25)	(1.53)	(1.50)
Net Asset Value, End of Year	$26.91	$37.12	$30.78	$26.97	$22.79
Total Return[b]	(18.65)%	23.16%[c]	19.28%[c]	25.58%[c]	(5.94)%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$116.7	$152.8	$130.0	$121.5	$69.6
Ratio of Gross Expenses to Average Net Assets[d]	1.18%	1.16%	1.17%	1.18%	1.20%
Ratio of Net Expenses to Average Net Assets	1.17%	1.16%[f]	1.17%[f]	1.17%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.11%	0.13%	0.22%	0.39%	0.31%
Portfolio Turnover Rate	22%	15%	22%	21%[e]	13%
See Notes to Financial Highlights
22

Notes to Financial Highlights Sustainable Equity Portfolio

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested.
Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if
Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

c	The class action proceeds received in 2021, 2020, 2019 and 2018 had no impact on the Fund’s total returns for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.
d
Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

e
After the close of business on April 30, 2019, the Fund acquired all of the net assets of Neuberger Berman
Advisers Management Trust Guardian Portfolio and Neuberger Berman Advisers Management Trust Large
Cap Value Portfolio in a tax-free exchange of shares pursuant to a Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases of $114,219,008 of securities acquired pursuant to the reorganization, and there were no sales made following a purchase-of-assets transaction relative to the reorganization.

f
After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended December 31,
	2021	2020
Class S	1.14%	1.17%
23

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio
and Board of Trustees of the Neuberger Berman Advisers Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 14, 2023
24

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50
Director, America Press, Inc.
(not-for-profit Jesuit
publisher), 2015 to 2021;
formerly, Director, Fordham
University, 2001 to 2018;
formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, Jewish
Theological Seminary, 2012
to 2020; formerly, Executive
Vice President and General
Counsel, Fidelity
Investments, 2007 to 2012;
formerly, Executive Vice
President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
50
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
50
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly
Director, Dexter Corp.,
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, 1 William Street
Credit Income Fund, since
2018; Board Member,
American Family Insurance (a
mutual company, not
publicly traded), since March
2009; formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50
Board member, The
Maritime Aquarium at
Norwalk, since 2020; Board
member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	50
Director, 1 WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
50
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any
31

Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.
32

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012, and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer (Mutual Funds) and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel — Mutual Funds, since 2016 and Managing Director,
NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016;
Counsel, 2007 to 2015; Senior Vice President, 2013 to 2016; Vice
President, 2009 to 2013; Chief Legal Officer (only for purposes of sections
307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Senior Vice President, Neuberger Berman, since 2023; Vice President,
Neuberger Berman, since 2008 and Employee since 1999; Vice President,
NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman,
2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

33

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer — Mutual Funds and Managing Director, NBIA, since 2015;
formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice
President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating
Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018
Senior Vice President and Associate General Counsel, Neuberger Berman,
since July 2018; Assistant United States Attorney, Southern District of New
York, 2009 to 2018; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
34

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Report of Votes of Shareholders
A Special Meeting of Shareholders was held on June 30, 2022 and adjourned to August 11, 2022 for the Neuberger Berman Advisers Management Trust Portfolios (the "Trust"). Shareholders voted to approve the election of four trustees to the Board of Trustees of the Trust and to approve the amendment of certain fundamental investment policies of the Trust, including the Fund:
Proposal 1 – To approve the election of Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis as Trustees to the Board of Trustees of the Trust as follows:
Neuberger Berman Advisers Management Trust Portfolios:
	Number of Shares
	Votes For	Votes Against	Abstentions
Michael J. Cosgrove	34,898,362	—	1,716,138
Marc Gary	34,979,049	—	1,635,451
Deborah C. McLean	34,951,303	—	1,663,197
James G. Stavridis	34,888,635	—	1,725,865
Proposal 2 – To approve the amendment of certain fundamental investment policies of the Fund as follows:
(A) To approve the amendment of the fundamental investment policy regarding borrowing;
(B) To approve the amendment of the fundamental investment policy regarding commodities;
(C) To approve the amendment of the fundamental investment policy regarding industry concentration;
(D) To approve the amendment of the fundamental investment policy regarding lending;
(E) To approve the amendment of the fundamental investment policy regarding investing in real estate;
(F) To approve the amendment of the fundamental investment policy regarding the issuance of senior securities to permit issuing senior securities; and
(G) To approve the amendment of the fundamental investment policy regarding underwriting.
Sustainable Equity Portfolio:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	18,028,388	1,278,511	1,429,933
B	18,465,395	839,223	1,432,214
35

Sustainable Equity Portfolio (cont’d):	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
C	18,266,174	947,142	1,523,516
D	17,974,043	1,265,997	1,496,793
E	18,413,572	915,407	1,407,853
F	18,318,975	907,646	1,510,210
G	18,071,202	1,235,664	1,429,965
Board Consideration of the Management Agreement
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Sustainable Equity Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 29, 2022, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.
In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised solely of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review.  The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process. The Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management’s business model.
The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
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Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund’s investment management agreement separately from those of other funds of the Trust.
This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its capabilities with respect to environmental, social, and corporate governance matters and considered how that might impact the Fund. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management’s largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to the Fund notwithstanding the disruptions caused by the pandemic. In addition,
37

the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered the outside consulting group’s statements regarding the composition of each of the Expense Group and Performance Universe and whether they were inclusive of non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers or both proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds.The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Fund’s Expense Group and Performance Universe.
With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark).
With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1-, 5-, and 10-year periods and the third quintile for the 3-year period. The Board also took into account that as of April 2022, management of the Fund is under a new portfolio manager and changes were made to the Fund’s investment strategy. In addition, the Board met with the new portfolio manager in June 2022 to discuss the Fund’s performance.
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Noting that the Fund underperformed over certain periods, the Board discussed with Management the Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance.  The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance.  The Board also considered Management’s responsiveness to the Fund’s relative performance.  In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared the Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund’s total expenses to the median of the total expenses of the Fund’s Expense Group. The Board noted that the Fund’s actual management fee was higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund’s actual management fee. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee each ranked third out of three funds and total expenses ranked second out of three funds. In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund’s expense ratio and performance.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and
39

discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable.
Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in the past, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in
40

the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.
Notice to Shareholders
100.00% of the dividends earned during the fiscal year ended December 31, 2022 qualify for the dividends received deduction for corporate shareholders.
The Fund designates $60,363,785 as a capital gain distribution.
41

Neuberger Berman
Advisers Management Trust

U.S. Equity Index PutWrite Strategy Portfolio

S Class Shares

Annual Report

December 31, 2022

S0324 02/23

U.S. Equity Index PutWrite Strategy Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio (the Fund) Class S generated a total return of –11.28% for the year ended December 31, 2022 (the reporting period), underperforming its benchmark, a blend consisting of 50% Cboe S&P 500 One-Week PutWrite Index and 50% Cboe S&P 500 PutWrite Index (collectively, the Index), which posted a total return of –10.94% for the same period.

On February 28, 2022, the Fund began comparing its performance to the Index rather than the 42.5% Cboe S&P 500 One-Week PutWrite Index/42.5% Cboe S&P 500 PutWrite Index/7.5% Cboe Russell 2000 One-Week PutWrite Index/7.5% Cboe Russell 2000 PutWrite Index, because the Index has characteristics that are more representative of the Fund's investment strategy than its previous index. From the close of February 28, 2022 (the effective date of the change) through the end of the reporting period, the Fund returned –6.08%, outperforming the Index, which returned –9.36%. For the entire reporting period, the Fund returned –11.28%, underperforming the prior index, which returned –11.25% for the same period.

Despite another 1.25% of tightening from the U.S. Federal Reserve Board of Governors over the 4th quarter, financial markets tried to salvage 2022 with broad gains. However, despite the holiday rebounds, the S&P 500® Index ended 2022 squarely in negative double-digits with a return of –18.11%. To paint the year with a single statistic, 2022 had the most +/– 8% monthly returns than any year since 1937. Equity index putwrite indexes performed as designed and finished the year well ahead of their underlying equity index exposures. Specifically, the Cboe S&P 500 PutWrite Index (PUT) declined a more modest –7.66%, having benefited from a few 'lucky' monthly option rolls. Fixed income markets suffered a similar fate as equity markets for the year with the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Corporate High Yield Bond Index realizing losses of –13.01% and –11.19%, respectively. Short-term U.S. Treasury index returns weathered the inflation storm with the ICE BofA 3-Month U.S. Treasury Bill Index posting an attractive 1.46% for the year with 0.84% accruing in the 4th quarter. The slightly longer duration ICE BofA 1-3 Year U.S. Treasury Index rose 0.74% in the quarter but remained in negative territory for the year at –3.65%, only the second negative calendar year since 1978. This 2022 performance differential of 511 basis points was the most notable headwind for our portfolio's relative performance as passive option strategy indexes generally hold 1- to 3-month U.S. T-Bills as collateral.

In general, the Fund performed in line with expectations for 2022. Yet, unprecedented interest rate increases in 2022 proved to create a modest relative performance challenge versus option strategy indexes. We had reduced the duration of the Fund's collateral portfolio to approximately one year by the end of 2021, but any duration exposure was a detractor in 2022. Importantly, the 2022 performance dispersion between short-dated U.S. Treasury securities accounted for basically all of the Fund's underperformance versus the PUT Index which holds U.S. T-Bills as collateral. The good news is that collateral portfolio losses suffered in 2022 are largely marked-to-market in nature and discounted U.S. Treasury bond positions should recover to their full values (par values) at maturity. Over the reporting period, the Fund's S&P 500 putwriting strategy and the collateral portfolio detracted from overall Fund performance. Meanwhile, weekly putwriting, as measured by the Cboe S&P 500 One-Week PutWrite (WPUT), fell a material –14.25%, and the Cboe S&P 500 BuyWrite Index (BXM) tumbled –11.37%. Over the same period, the collateral portfolio modestly declined and finished behind the T-Bill Index return of 1.46%. During the reporting period, there were no positive contributors to Fund performance.

1

During the first quarter of 2022, the Fund adjusted its average option notional exposure from the strategic target of 85% S&P 500 Index and 15% Russell 2000® Index to 100% S&P 500 Index. We believe the U.S. small cap public equity universe is evolving into a less productive investment opportunity for several reasons, including:

•  Private equity capital has grown to material levels over the last two decades.

•  With increased demand to find investments, many private investors are holding investments until they reach larger market capitalizations than they have in the past.

•  New investment vehicles such as Special Acquisition Corporations (SPACs) acquire or merge with smaller companies, that results in the companies' dropping out of small cap indices.

•  Some small cap indices are relatively concentrated in a few names.

•  Retail investors have the potential to influence smaller company prices and create 'meme' stocks that may have an outsized effect on small cap index performance.

We believe the challenges facing public U.S. small cap equities have contributed to the erosion in the risk efficiency of a Russell 2000 Index putwrite strategy relative to a S&P 500 Index putwrite strategy. Hence, as of February 28, 2022, we have removed the Russell 2000 equity exposure from the Fund. We believe this adjustment has the potential to result in a reduction in strategy volatility levels and an overall increased level of risk efficiency.

With the annual cycle of financial and economic prognostication upon us, we believe the next decade looks far more challenging than the last as investors face a combination of risks not seen in our careers, if ever. Specifically, investors face a 'dirty dozen': higher interest rates, aging demographics, polarized politics, uncertain inflation, pandemic policies, ESG regulation (social taxation), energy/commodity insecurity, decentralized finance (DeFi), climate disasters, social media (conspiracies), decreasing financial liquidity, and armed conflicts (war has many modern names). In our view, each of these factors has the potential to impact global economic outcomes in the coming decade, but it's impossible to handicap what combinations will emerge as the key economic drivers/influences. Regardless, we believe their confluence will lead to an unprecedented equity market volatility landscape characterized by less cyclical implied volatility levels that remain 'higher for longer.' The Cboe S&P 500 Volatility Index (VIX) continues to price higher equity market risk levels and resists returning to below long-term average levels. With increased levels of implied volatility over the course of the year, implied volatility premiums were positive in three out of four quarters and averaged 1.42 for the full reporting period. Lastly, VIX futures markets seem to agree with our expectations that 2023 will experience persistent elevated levels of equity implied volatility.

Sincerely,

DEREK DEVENS AND RORY EWING
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

2

U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

PORTFOLIO BY TYPE OF INVESTMENT

(as a % of Total Net Assets)
Common Stocks	0.0%
Rights	0.0
U.S. Government Agency Securities	71.6
U.S. Treasury Obligations	23.7
Put Options Written	(2.0)
Short-Term Investments	6.3
Other Assets Less Liabilities	0.4
Total	100.0%

PERFORMANCE HIGHLIGHTS1

		Average Annual Total Return Ended 12/31/2022
	Inception Date	1 Year	5 Years	Life of Fund
Class S*	05/01/2014	–11.28%	4.01%	2.36%
50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index^2,3		–10.94%	0.92%	3.19%
42.5% Cboe S&P 500 One-Week PutWrite Index/42.5% Cboe S&P 500 PutWrite Index/7.5% Cboe Russell 2000 One-Week PutWrite Index/7.5% Cboe Russell 2000 PutWrite Index[2,3]		–11.25%	0.07%	2.58%
S&P 500® Index[2,3]		–18.11%	9.42%	10.64%

*  Prior to May 1, 2017, the Fund had different investment goals, fees and expenses, principal investment strategies and portfolio managers. Please also see Endnote 1.

^  On February 28, 2022, the Fund began comparing its performance to the 50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index rather than the 42.5% Cboe S&P 500 One-Week PutWrite Index/42.5% Cboe S&P 500 PutWrite Index/7.5% Cboe Russell 2000 One-Week PutWrite Index/7.5% Cboe Russell 2000 PutWrite Index because the 50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index has characteristics that are more representative of the Fund's investment strategy than its previous index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2021 was 1.53% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.06% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2022 can be found in the Financial Highlights section of this report.

3

U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

^  On February 28, 2022, the Fund began comparing its performance to the 50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index rather than the 42.5% Cboe S&P 500 One-Week PutWrite Index/42.5% Cboe S&P 500 PutWrite Index/7.5% Cboe Russell 2000 One-Week PutWrite Index/7.5% Cboe Russell 2000 PutWrite Index because the 50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index has characteristics that are more representative of the Fund's investment strategy than its previous index.

Please see Endnotes for additional information.

4

Endnotes (Unaudited)

1  The Fund was relatively small prior to December 31, 2014, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund. Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to the U.S. Equity Index PutWrite Strategy Portfolio and changed its investment goal, fees and expenses, principal investment strategies, risks and portfolio manager(s). Prior to that date, the Fund had a higher management fee, different expenses, a different goal and principal investment strategies, which included a multi-manager strategy, and different risks. Its performance prior to that date might have been different if the current fees and expenses, goal, and principal investment strategies had been in effect.

2  The date used to calculate Life of Fund performance for the index is May 1, 2014, the Fund's commencement of operations.

3  The 50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index is a blended index composed of 50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index, and is rebalanced monthly. The 42.5% Cboe S&P 500 One-Week PutWrite Index/42.5% Cboe S&P 500 PutWrite Index/7.5% Cboe Russell 2000 One-Week PutWrite Index/7.5% Cboe Russell 2000 PutWrite Index is a blended index composed of 42.5% Cboe S&P 500 One-Week PutWrite Index/42.5% Cboe S&P 500 PutWrite Index/7.5% Cboe Russell 2000 One-Week PutWrite Index/7.5% Cboe Russell 2000 PutWrite Index, and is rebalanced monthly. The Cboe S&P 500 One-Week PutWrite Index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) S&P 500® Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one month Treasury bills. The index rolls on a weekly basis, typically every Friday. The Cboe S&P 500 PutWrite Index (PUT) is designed to represent a proposed hypothetical short put strategy. PUT is an award-winning benchmark index that measures the performance of a hypothetical portfolio that sells SPX put options against collateralized cash reserves held in a money market account. The PUT strategy is designed to sell a sequence of one-month, ATM SPX puts and invest cash at one- and three-month Treasury Bill rates. The Cboe Russell 2000 One-Week PutWrite Index is designed to track the performance of a hypothetical strategy that sells an ATM Russell 2000 Index put option on a weekly basis. The maturity of the written Russell 2000 put option is one week to expiry. The written Russell 2000 put option is collateralized by a money market account invested in one-month Treasury bills. The index rolls on a weekly basis, typically every Friday. The Cboe Russell 2000 PutWrite Index is designed to represent a proposed hypothetical short put strategy that sells a monthly ATM Russell 2000 Index put option. The written Russell 2000 put option is collateralized by a money market account invested in one-month Treasury bills. The S&P 500 Index is a float-adjusted market capitalization weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portfolio of the total value of the market. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

5

Endnotes (Unaudited) (cont'd)

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2023 Neuberger Berman BD LLC, distributor. All rights reserved.

6

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2022 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, Compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO

Actual	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During the Period 7/1/2022 – 12/31/2022(a)
Class S	$1,000.00	$1,015.60	$5.33
Hypothetical (5% annual return before expenses)(b)
Class S	$1,000.00	$1,019.91	$5.35

(a)  Expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

7

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio^ December 31, 2022

SHARES		VALUE
Common Stocks 0.0%
Food & Staples Retailing 0.0%
800	Fresh Market, Inc. (The) Escrow*(a)(d) (Cost $—)	$—
PRINCIPAL AMOUNT
U.S. Government Agency Securities 71.6%
	Federal Agricultural Mortgage Corp.,
$2,800,000	1.59%, 1/10/2024(b)	2,708,644
1,200,000	2.62%, 2/26/2024(b)	1,170,234
	FFCB,
1,000,000	(SOFR + 0.05%), 4.35%, 2/17/2023(c)	1,000,023
1,000,000	0.13%, 5/10/2023	984,789
	FHLB,
4,500,000	3.25%, 6/9/2023	4,475,874
	FHLMC,
2,500,000	0.25%, 9/8/2023	2,424,777
6,000,000	0.25%, 11/6/2023(b)	5,772,281
	FNMA,
8,000,000	2.88%, 9/12/2023	7,897,179
	Total U.S. Government Agency Securities (Cost $27,090,875)	26,433,801
U.S. Treasury Obligations 23.7%
	U.S. Treasury Notes,
2,200,000	0.50%, 3/15/2023(b)	2,183,241
3,000,000	0.13%, 12/15/2023	2,873,789
4,000,000	0.38%, 9/15/2024	3,727,969
	Total U.S. Treasury Obligations (Cost $8,845,124)	8,784,999
NO. OF RIGHTS		VALUE
Rights 0.0%
Biotechnology 0.0%
225	Tobira Therapeutics, Inc., CVR*(a)(d) (Cost $3,092)	$—
SHARES
Short-Term Investments 6.3%
Investment Companies 6.3%
2,312,232	Invesco Government & Agency Portfolio, Institutional Class, 4.23%(e)	2,312,232
1,863	Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 3.96%(e)	1,863
	Total Investment Companies (Cost $2,314,094)	2,314,095
Total Investments 101.6% (Cost $38,253,185)		37,532,895
Liabilities Less Other Assets (1.6%)(f)		(605,358)
Net Assets 100.0%		$36,927,537

*  Non-income producing security.

(a)  Value determined using significant unobservable inputs.

(b)  All or a portion of this security is pledged with the custodian for options written.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of December 31, 2022, and changes periodically.

(d)  Security fair valued as of December 31, 2022, in accordance with procedures approved by the valuation designee. Total value of all such securities at December 31, 2022, amounted to $0, which represents 0.0% of net assets of the Fund.

(e)  Represents 7-day effective yield as of December 31, 2022.

(f)  Includes the impact of the Fund's open positions in derivatives at December 31, 2022.

See Notes to Financial Statements

8

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio^ (cont'd)

Abbreviations

CVR  Contingent Value Rights

FFCB  Federal Farm Credit Bank

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corp.

FNMA  Federal National Mortgage Association

SOFR  Secured Overnight Financing Rate

Derivative Instruments

Written option contracts ("options written")

At December 31, 2022, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	11	$(4,223,450)	$3,805	1/6/2023	$(29,205)
S&P 500 Index	2	(767,900)	3,940	1/6/2023	(21,290)
S&P 500 Index	11	(4,223,450)	3,960	1/6/2023	(136,125)
S&P 500 Index	11	(4,223,450)	3,845	1/13/2023	(73,095)
S&P 500 Index	12	(4,607,400)	3,885	1/13/2023	(103,980)
S&P 500 Index	1	(383,950)	3,955	1/13/2023	(13,290)
S&P 500 Index	1	(383,950)	3,960	1/13/2023	(13,665)
S&P 500 Index	2	(767,900)	3,775	1/20/2023	(9,440)
S&P 500 Index	10	(3,839,500)	3,815	1/20/2023	(61,600)
S&P 500 Index	13	(4,991,350)	3,830	1/20/2023	(88,270)
S&P 500 Index	1	(383,950)	3,810	1/27/2023	(7,005)
S&P 500 Index	21	(8,062,950)	3,825	1/27/2023	(159,705)
S&P 500 Index	1	(383,950)	3,850	1/27/2023	(8,695)
Total options written (premium received $811,620)					$(725,365)

For the year ended December 31, 2022, the average market value for the months where the Fund had options written outstanding was $(793,413). At December 31, 2022, the Fund had securities pledged in the amount of $11,834,400 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks(a)(b)(c)	$—	$—	$—	$—
U.S. Government Agency Securities	—	26,433,801	—	26,433,801
U.S. Treasury Obligations	—	8,784,999	—	8,784,999
Rights(a)(c)	—	—	—	—
Short-Term Investments	—	2,314,095	—	2,314,095
Total Long Positions	$—	$37,532,895	$—	$37,532,895

See Notes to Financial Statements

9

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio^ (cont'd)

(a)  The Schedule of Investments provides information on the industry or sector categorization.

(b)  The reconciliation between beginning and ending balances of investments in which unobservable inputs (Level 3) were used is not presented as all values rounded to less than $1.

(c)  As of the year ended December 31, 2022, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

Rights(a)
Assets:
Investments in Securities:
Beginning Balance as of January 1, 2022	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/(premiums)	—
Realized gain/(loss)	(3,809)
Change in unrealized appreciation/(depreciation)	4,080
Purchases	—
Sales	(271)
Balance as of December 31, 2022	$—
Net change in unrealized appreciation/(depreciation) on investments still held as of December 31, 2022	$—

(a)  As of the year ended December 31, 2022, these investments were fair valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets; therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's derivatives as of December 31, 2022:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(725,365)	$—	$—	$(725,365)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

10

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
December 31, 2022
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$37,532,895
Foreign currency(b)	120
Dividends and interest receivable	131,184
Receivable for securities sold	195,308
Receivable for Fund shares sold	3,051
Receivable from administrator—net (Note B)	170
Prepaid expenses and other assets	822
Total Assets	37,863,550
Liabilities
Options contracts written, at value(c) (Note A)	725,365
Due to custodian	22,644
Payable to investment manager—net (Note B)	14,191
Payable for securities purchased	47,620
Payable for Fund shares redeemed	51,038
Payable to trustees	927
Payable for audit fees	42,980
Payable for custodian and accounting fees	19,776
Other accrued expenses and payables	11,472
Total Liabilities	936,013
Net Assets	$36,927,537
Net Assets consist of:
Paid-in capital	$41,582,682
Total distributable earnings/(losses)	(4,655,145)
Net Assets	$36,927,537
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,503,287
Net Asset Value, offering and redemption price per share
Class S	$8.20
*Cost of Investments:
(a) Unaffiliated issuers	$38,253,185
(b) Total cost of foreign currency	$112
(c) Premium received from option contracts written	$811,620

See Notes to Financial Statements

11

Statement of Operations

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
For the Year Ended December 31, 2022
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$376,986
Dividend income	10
Total income	$376,996
Expenses:
Investment management fees (Note B)	168,039
Administration fees (Note B)	112,026
Distribution fees (Note B)	93,355
Shareholder servicing agent fees	3,190
Audit fees	42,980
Custodian and accounting fees	79,111
Insurance	858
Legal fees	13,637
Shareholder reports	15,308
Trustees' fees and expenses	39,695
Miscellaneous and other fees	2,561
Total expenses	570,760
Expenses reimbursed by Management (Note B)	(178,991)
Total net expenses	391,769
Net investment income/(loss)	$(14,773)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(3,295)
Settlement of foreign currency transactions	(20)
Expiration or closing of option contracts written	(3,586,981)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(677,015)
Foreign currency translations	(28)
Option contracts written	(341,566)
Net gain/(loss) on investments	(4,608,905)
Net increase/(decrease) in net assets resulting from operations	$(4,623,678)

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(14,773)	$(205,768)
Net realized gain/(loss) on investments	(3,590,296)	6,690,022
Change in net unrealized appreciation/(depreciation) of investments	(1,018,609)	(110,223)
Net increase/(decrease) in net assets resulting from operations	(4,623,678)	6,374,031
Distributions to Shareholders From (Note A):
Distributable earnings	(6,598,259)	(2,529,384)
Total distributions to shareholders	(6,598,259)	(2,529,384)
From Fund Share Transactions (Note D):
Proceeds from shares sold	5,802,357	6,125,738
Proceeds from reinvestment of dividends and distributions	6,598,259	2,529,383
Payments for shares redeemed	(5,573,219)	(7,222,835)
Net increase/(decrease) from Fund share transactions	6,827,397	1,432,286
Net Increase/(Decrease) in Net Assets	(4,394,540)	5,276,933
Net Assets:
Beginning of year	41,322,077	36,045,144
End of year	$36,927,537	$41,322,077

See Notes to Financial Statements

13

Notes to Financial Statements U.S. Equity Index PutWrite Strategy Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers only Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—unadjusted quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, exchange traded options written and rights, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the

14

NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and other market information which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities and reference data, such as market research publications, when available ("Other Market Information").

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the New York Stock Exchange is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency

15

gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2022, the Fund did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost of investments held at December 31, 2022, was $38,253,185. The estimated gross unrealized appreciation was $0 and estimated gross unrealized depreciation was $720,290 resulting in net unrealized depreciation in value of investments of $720,290 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2022, the Fund recorded permanent reclassifications primarily related to net operating losses written off.

For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Total Distributable Earnings
$(15,541)	$15,541

The tax character of distributions paid during the years ended December 31, 2022, and December 31, 2021, was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$2,516,257	$1,087,058	$4,082,002	$1,442,326	$6,598,259	$2,529,384

16

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$(720,288)	$(3,931,842)	$(3,015)	$(4,655,145)

The temporary differences between book basis and tax basis distributable earnings are primarily due to mark-to market adjustments on options contracts, unamortized organization expenses and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at December 31, 2022, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Capital Loss Carryforwards
Long-Term	Short-Term
$2,360,881	$1,570,961

During the year ended December 31, 2022, the Fund did not utilize any capital loss carryforwards.

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.

10  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2022, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives at December 31, 2022. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge

17

accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Rule 18f-4 under the 1940 Act which became effective in August 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Options: The Fund's principal investment strategy is an options-based strategy. During the year ended December 31, 2022, the Fund used options written to manage or adjust the risk profile of the Fund or the risk of individual index exposures and to gain exposure more efficiently than through a direct purchase of the underlying security or to gain exposure to securities, markets, sectors or geographical areas. Options written were also used to generate incremental returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

The Fund (as the seller of a put option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the exercise price or strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the Fund would earn the full premium upon the option's expiration or a portion of the premium upon the option's early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price.

At December 31, 2022, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk
Options written	Option contracts written, at value	$(725,365)

18

The impact of the use of these derivative instruments on the Statement of Operations during the fiscal year ended December 31, 2022, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Equity Risk
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$(3,586,981)

Change in Appreciation / (Depreciation)

Derivative Type	Statement of Operations Location	Equity Risk
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	$(341,566)

While the Fund may receive rights and warrants in connection with its investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 0.45% of the Fund's average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, NBIA retains JPMorgan Chase Bank, NA ("JPM") as its sub-administrator under a Sub-Administration Agreement. NBIA pays JPM a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes interest, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, taxes, including any expenses related to tax reclaims and extraordinary expenses, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay NBIA for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended December 31, 2022, there was no repayment to NBIA under this agreement.

19

At December 31, 2022, the Fund's contingent liabilities to NBIA under the agreement were as follows:

			Expenses Reimbursed in Year Ending, December 31,
			2020	2021	2022
			Subject to Repayment until December 31,
	Contractual Expense Limitation(1)	Expiration	2023	2024	2025
Class S	1.05%	12/31/25	$183,237	$184,142	$178,991

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class S shares. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2022, there were purchase and sale transactions of long-term securities (excluding written option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$22,324,837	$—	$10,101,992	$271

During the year ended December 31, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2022 and December 31, 2021 was as follows:

	For the Year Ended December 31, 2022				For the Year Ended December 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S	574,101	851,388	(550,169)	875,320	545,032	228,078	(640,606)	132,504

20

Other: At December 31, 2022, affiliated persons, as defined in the 1940 Act, owned 0.06% of the Fund's outstanding shares.

Note E—Line of Credit:

At December 31, 2022, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the daily simple SOFR rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2022. During the year ended December 31, 2022, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncement:

In December 2022, the FASB issued Accounting Standards Update No. 2022-06 ("ASU 2022-06"), "Reference Rate Reform (Topic 848), which is an update to Accounting Standards Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)" and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of Accounting Standards Update No. 2020-04 ("ASU 2020-04"), which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.

Note G—Other Matters:

Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.

21

Russia's invasion of Ukraine: Russia's invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia's actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

22

Financial Highlights

U.S. Equity Index PutWrite Strategy Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$11.39	$10.31	$10.30	$8.95	$9.90
Income From Investment Operations:
Net Investment Income/(Loss)‡	—	(0.06)	0.04	0.09	0.04
Net Gains or Losses on Securities (both realized and unrealized)	(1.39)	1.89	0.77	1.28	(0.70)
Total From Investment Operations	(1.39)	1.83	0.81	1.37	(0.66)
Less Distributions From:
Net Investment Income	—	(0.03)	(0.09)	(0.02)	—
Net Realized Capital Gains	(1.80)	(0.72)	(0.71)	—	(0.29)
Total Distributions	(1.80)	(0.75)	(0.80)	(0.02)	(0.29)
Net Asset Value, End of Year	$8.20	$11.39	$10.31	$10.30	$8.95
Total Return††	(11.28)%	17.94%	8.26%	15.26%	(6.78)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$36.9	$41.3	$36.0	$34.6	$12.0
Ratio of Gross Expenses to Average Net Assets#	1.53%	1.52%	1.61%	1.72%	2.59%
Ratio of Net Expenses to Average Net Assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.04)%	(0.53)%	0.36%	0.97%	0.46%
Portfolio Turnover Rate	36%	44%	48%	26%	23%

See Notes to Financial Highlights

23

Notes to Financial Highlights U.S. Equity Index PutWrite Strategy Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

24

Report of Independent Registered Public Accounting Firm

To the Shareholders of
Neuberger Berman Advisers Management Trust
U.S. Equity Index PutWrite Strategy Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 14, 2023

25

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50

Director, America Press, Inc. (not-for-profit Jesuit publisher), 2015 to 2021; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015

Executive Vice Chancellor Emeritus, The Jewish Theological Seminary, since 2020; formerly, Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, 2012 to 2020; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.

50

Chair and Director, USCJ Supporting Foundation, since 2021; Director, UJA Federation of Greater New York, since 2019; Trustee, The Jewish Theological Seminary, since 2015; formerly, Director, Legility, Inc. (privately held for-profit company), 2012 to 2021; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

Formerly, President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), 2006 to 2020; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz- Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to 1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

50

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; formerly, Director, Berger Group Holdings, Inc. (engineering consulting firm), 2013 to 2018; formerly, Director, Financial Women's Association of New York (not-for-profit association), 1987 to 1996, 2003 to 2019; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Foster Wheeler Manufacturing, 1994 to 2004; formerly, Director, Dexter Corp., (Manufacturer of Non-Wovens, Plastics, and Medical Supplies), 1992 to 2001.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	50

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50

Board member, The Maritime Aquarium at Norwalk, since 2020; Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for- profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for- profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	50

Director, 1 WS Credit Income Fund; Chair, Audit Committee, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50

Trustee, University of Maryland, Shore Regional Health System, since 2020; formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50

Director, Fortinet (cybersecurity), since 2021; Director, Ankura, since 2020; Director, Vigor Shipyard, since 2019; Director, Rockefeller Foundation, since 2018; Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Onassis Foundation, since 2014; Director, Michael Baker International (construction) since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, U.S. Naval Institute, 2014 to 2019; formerly, Director, Navy Federal Credit Union, 2000 to 2002; formerly, Director, BMC Software Federal, LLC, 2014 to 2019.

31

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

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Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.

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(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012, and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC, 2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds 2010 to 2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel—Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel, 2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009 to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Senior Vice President, Neuberger Berman, since 2023; Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017

Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Managing Director, Neuberger Berman, since 2022; Senior Vice President, Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Report of Votes of Shareholders

A Special Meeting of Shareholders was held on June 30, 2022 for the Neuberger Berman Advisers Management Trust Portfolios (the "Trust"). Shareholders voted to approve the election of four trustees to the Board of Trustees of the Trust and to approve the amendment of certain fundamental investment policies of the Trust, Including the Fund:

Proposal 1—To approve the election of Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis as Trustees to the Board of Trustees of the Trust as follows:

Neuberger Berman Advisers Management Trust Portfolios:

	Number of Shares
	Votes For	Votes Against	Abstentions
Michael J. Cosgrove	34,898,362	—	1,716,138
Marc Gary	34,979,049	—	1,635,451
Deborah C. McLean	34,951,303	—	1,663,197
James G. Stavridis	34,888,635	—	1,725,865

Proposal 2—To approve the amendment of certain fundamental investment policies of the Fund as follows:

(A)  To approve the amendment of the fundamental investment policy regarding borrowing;

(B)  To approve the amendment of the fundamental investment policy regarding commodities;

(C)  To approve the amendment of the fundamental investment policy regarding industry concentration;

(D)  To approve the amendment of the fundamental investment policy regarding lending;

(E)  To approve the amendment of the fundamental investment policy regarding investing in real estate;

(F)  To approve the amendment of the fundamental investment policy regarding the issuance of senior securities to permit issuing senior securities; and

(G)  To approve the amendment of the fundamental investment policy regarding underwriting.

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AMT U.S. Equity Index PutWrite Strategy:

	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	2,801,262	222,249	79,376
B	2,878,944	111,936	112,008
C	2,846,485	144,395	112,008
D	2,878,944	111,936	112,008
E	2,947,335	76,176	79,376
F	2,947,335	76,176	79,376
G	2,933,030	90,481	79,376

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to U.S. Equity Index PutWrite Strategy Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 29, 2022, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised solely of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process. The Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

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Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to the Fund notwithstanding the disruptions caused by the pandemic. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

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As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered the outside consulting group's statements regarding the composition of each of the Expense Group and Performance Universe and whether they were inclusive of non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers or both proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Fund's Expense Group and Performance Universe.

With respect to investment performance, the Board considered information regarding the Fund's short-term performance, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

With regard to performance, the Board considered that the Fund adopted an entirely new investment strategy in May 2017. The Board considered that, for its new investment strategy since May 2017, based on performance data for the periods ended December 31, 2021: (1) as compared to its prior benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance ranked third out of three funds for the 1-year period and first out of two funds for the 3- and 5-year periods. The Board also noted the Fund's ranking was in the third quintile of its Lipper peer category for the 7-month period ending July 31, 2022. In addition, the Board noted that in February 2022, Management added a new portfolio manager, adjusted its strategy, and changed its benchmark index to an index with characteristics that are more representative of the Fund's investment strategy.

The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance. The Board also considered Management's responsiveness to the Fund's relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement.

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Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund's management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's Expense Group. The Board noted that the Fund's total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs or the Fund's relatively small size contributed to the Fund's total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the third quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the fourth quintile. In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund's expense ratio and performance.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management's estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in the past, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Fund's portfolio transactions on an agency basis. The Board noted that Management incurred a loss on its management of the Fund during the review period even before consideration of distribution expenses and taxes.

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Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the lack of breakpoints was reasonable based on the consideration that setting competitive fee rates and pricing the Fund to scale are other means of sharing potential economies of scale with shareholders. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided or the Fund's relatively small size; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

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(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Advisers Management Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean. Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to  International Equity Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio, Short Duration Bond Portfolio, Sustainable Equity Portfolio, and U.S. Equity Index PutWrite Strategy Portfolio (collectively, the “Funds”).  The Funds commenced operations on, respectively, April 29, 2005, November 3, 1997, August 22, 2001, July 12, 2002, February 18, 1999, and May 1, 2014.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $227,590 and $218,200 for the fiscal years ended 2021 and 2022, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2021 and 2022, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $53,730 and $56,170 for the fiscal years ended 2021 and 2022, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2021 and 2022, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $53,730 and $56,170 for the fiscal years ended 2021 and 2022, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant's applicable annual report included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 13. Exhibits.
(a) (1)     A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a) (2)     The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a) (3)     Not applicable to the Registrant.

(a) (4)     Not applicable to the Registrant.

(b)     The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date:  February 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date:  February 17, 2023

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date:  February 17, 2023